UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2014

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity

Insights Funds

■	EMERGING MARKETS EQUITY INSIGHTS

■	INTERNATIONAL EQUITY INSIGHTS

■	INTERNATIONAL SMALL CAP INSIGHTS

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	22

Financial Statements	42

Financial Highlights	46

Notes to the Financial Statements	52

Other Information	68

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Emerging Markets Equity Insights Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs International Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs International Small Cap Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small capitalization non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

■	Comprehensive – We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

■	Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■	Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■	Blend top-down market views with bottom-up stock selection.

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Achieve excess returns by taking many small diversified stock positions. Additionally, in the Goldman Sachs Emerging Markets Equity Insights and the International Equity Insights Funds we take intentional country bets.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the Six-Month Period Ended April 30, 2014

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2014.

In the fourth quarter of 2013, we implemented an enhancement to our Profitability theme to incorporate cash returns on cash invested metrics. We believe this additional metric should further help us to select the stocks of companies that efficiently reinvest and grow earnings. In addition, we extended an enhancement to our Sentiment theme for the U.K. and Japan regions, seeking to identify investment trends through natural language processing. We use natural language processing to analyze hundreds of research reports from professional stock analysts. Rather than relying on broad stock recommendations, we read through the body of the text to gain a more nuanced understanding of the reports. Analysts’ evolving views are generally reflected in the body of their research reports before changes are made in their official recommendations. By reading the full text of the reports, we gain insight into the direction of future ratings changes.

We made no enhancements to our proprietary quantitative model within the international or emerging markets regions during the first quarter of 2014.

MARKET REVIEW

Goldman Sachs International Equity Insights Funds

Market Review

During the six-month period ended April 30, 2014 (the “Reporting Period”), emerging markets equities recorded a decline, while developed international equities generated solid gains.

Emerging Markets Equities

Emerging markets equities significantly lagged developed markets equities during the Reporting Period, as concerns over slowing economic growth, high inflation and election uncertainty weighed on many of the growth and emerging markets. Also contributing to weak performance of emerging market equities during the Reporting Period was the December 2013 announcement by the U.S. Federal Reserve (the “Fed”) that it would begin tapering its asset purchases in January 2014. The announcement ended seven months of speculation about the beginning of the end of ultra-loose monetary policy that had fueled many emerging market economies in recent years. Further, Argentina’s currency devaluation in January 2014 rippled through emerging market currency and equity markets, forcing many central banks to hike interest rates, which further pressured equity markets.

Looking at some key individual emerging markets more specifically, Chinese equities struggled during most of the Reporting Period amidst renewed concerns about China’s shadow banking system, credit quality and decelerating growth. The Russian equity market plunged during the Reporting Period due to the rapidly escalating geopolitical situation in Ukraine. Weakness in Latin American equity markets persisted into early 2014, though the region began to rebound later in the Reporting Period. After a slow start, Indian equities also rallied sharply later in the Reporting Period, as polls suggested that the Bharatiya Janata Party (“BJP”), which is perceived as business-friendly, is likely to win in the country’s upcoming election. Protest movements increased the political risk of some countries, such as Turkey, which was one of the worst performing markets during the Reporting Period. At the other end of the spectrum, Indonesia’s equity market rallied, largely due to an improving current account balance and strong foreign flows.

For the Reporting Period overall, the MSCI® Emerging Markets Standard Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (the “MSCI® EM Index”) returned -2.98% .* Thirteen of the 21 countries in the MSCI® EM Index were down for the Reporting Period, with Russia (-22.95%) and Hungary (-14.20%) posting the largest losses. Russia was also the largest decliner on the basis of impact, which takes both weightings and total returns into account.

Seven of the 10 sectors in the MSCI® EM Index were down for the Reporting Period, with energy (-10.80%) and materials (-6.46%) declining the most. The financials sector (-4.92%) was the largest detractor to MSCI® EM Index returns on the basis of impact.

MARKET REVIEW

International Equities

Developed international equities generated solid gains during the Reporting Period. Stock markets in Japan and Europe continued to make fresh highs through the end of 2013, with Japan’s Nikkei 225 Stock Average closing the year at a six-year high. The Japanese equity market’s strength reflected optimism about Prime Minister Shinzo Abe’s bold reforms and big stimulus. Encouragingly, Japan’s consumer price index (“CPI”) steadily increased through the end of the calendar year, boosting confidence that its economy was on a path to achieve its government’s inflation target of 2%. Germany’s Xetra Dax also reached a new high in December 2013, as European equity markets continued to benefit from the European Central Bank’s commitment to easy monetary policy and as economic growth returned to the region. (The Nikkei 225 Stock Average is a price-weighted index comprised of Japan’s top 225 blue chip companies on the Tokyo Stock Exchange. The Xetra Dax is a blue chip index in Germany that tracks the performance of the 30 most actively traded stocks on the Frankfurt Stock Exchange.) Weak performance from commodity-related sectors and a depreciating currency negatively impacted the Australian equity market toward the end of 2013.

January 2014 got off to a volatile start, as global developed equity market performance reflected a number of concerns in the emerging markets. However, most developed international equity markets then rebounded to make gains through April 2014. During the first quarter of 2014, it was reported that the Eurozone economy had grown at a stronger than expected 0.5% year over year rate during the fourth quarter of 2013, and the European Commission raised its estimates for Gross Domestic Product (“GDP”) growth in the region to 1.2% in 2014 and 1.8% in 2015. The Euro-area Flash Services Composite Purchasing Managers Index (“PMI”) recorded its highest level since 2011, while peripheral bond markets continued to normalize, with yields on Italian and Spanish bonds approximately half of what they were two years prior. (Flash Services Composite PMI is an early estimate of the Services PMI for a region, designed to provide an accurate advance indication of the final Services PMI data. As flash PMIs are among the first economic indicators for each month, providing evidence of changing economic conditions ahead of comparable government statistics, they can have a significant effect on currency markets.) However, many corporate earnings reports and conservative guidance from company managements disappointed, and disinflation remained a near-term threat. Japanese equities were weak for most of the calendar year through April 2014 in anticipation of the April 1, 2014 consumption tax increase, which is expected to obscure some economic data in the near term. Wage growth and business and consumer sentiment in Japan also disappointed.

For the Reporting Period overall, the MSCI® Europe, Australasia, Far East (“EAFE®”) Standard Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (“MSCI® EAFE® Index”) returned 4.44% .* Seventeen of the 21 countries in the MSCI® EAFE® Index were up for the Reporting Period, with Denmark (+26.85%) and Israel (+22.71%) recording the largest gains. The U.K. (+7.18%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

All 10 sectors in the MSCI® EAFE® Index generated positive returns for the Reporting Period, with health care (+12.58%) and energy (+11.75%) gaining the most. The health care sector was also the largest contributor to MSCI® EAFE® Index returns on the basis of impact.

In the international small cap arena, the MSCI® EAFE® Small Cap Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (“MSCI® EAFE® Small Cap Index”) returned 5.38%* during the Reporting Period. Seventeen of the 22 countries in the MSCI®

MARKET REVIEW

EAFE® Small Cap Index were up for the Reporting Period, with Portugal (+47.10%) and Denmark (+19.51%) posting the largest gains. The U.K. (+7.51%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Nine of the 10 sectors in the MSCI® EAFE® Small Cap Index recorded positive results for the Reporting Period, with telecommunication services (+15.15%) and utilities (+11.68%) gaining the most. The industrials sector (+7.06%) was the largest contributor to MSCI® EAFE® Small Cap Index returns on the basis of impact.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks are likely to outpace more expensive stocks. In addition, we believe stocks with good momentum would outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

*	All index returns are expressed in U.S. dollar terms.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -3.92%, -4.21%, -3.79% and -3.74%, respectively. These returns compare to the -2.98% cumulative total return of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (the MSCI® “EM Index”), during the same period. During the period from inception on February 28, 2014 to April 30, 2014, the Fund’s Class R Shares generated a cumulative total return, without sales charges, of 2.78% . This compares to the 3.41% cumulative total return of the Index during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. During the Reporting Period, our country/currency selection strategy detracted from the Fund’s relative returns. Our stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to relative performance.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy enhanced relative returns during the Reporting Period. We use a quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative results. Momentum was our best performing theme. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Our Valuation and Sentiment themes also contributed positively, while our Profitability and Quality themes added more modestly to relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital. The Quality theme seeks to assess both firm and management quality.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, modestly detracted from relative results during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently,

PORTFOLIO RESULTS

the Fund is similar to the MSCI® EM Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights historically have not had a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the MSCI® EM Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our security selection added to the Fund’s relative returns. Investments in the health care, information technology and energy sectors contributed most positively. Our stock picks in the materials, consumer discretionary and industrials sectors hurt relative performance.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in HCL Technologies, an India-based IT services company; Infosys, an Indian provider of business consulting, technology, engineering and outsourcing services; and Kroton Educacional, a Brazilian educational company. The overweights in HCL Technologies and Infosys were the result of our positive views on Momentum and Valuation. We chose to overweight Kroton Educacional because of our positive views on Momentum and Sentiment.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	The Fund was hampered during the Reporting Period by its overweights in Brazilian steelmaker Cia Siderurgica Nacional, Russian telecommunications provider Mobile Telesystems and Russian bank Sberbank Rossii. The Fund was overweight Cia Siderurgica given our positive views on Momentum and Valuation, while the overweight in Mobile Telesystems was due to our positive views on Momentum and Profitability. We chose to overweight Sberbank as a result of our positive views on Valuation and Profitability.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy detracted from relative performance during the Reporting Period. The Fund was hurt by its overweight positions in Russia, Hungary and Turkey. On the positive side, Fund performance was enhanced by overweight positions in Brazil and the Czech Republic as well as by an underweight position in Chile.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we moved the Fund from underweight positions relative to the Index in Taiwan, Mexico and Poland to overweight positions. We shifted the Fund from overweight positions in South Africa and Brazil to underweight positions. We also decreased the Fund’s overweight in Russia.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the MSCI® EM Index in the information technology, health care, utilities, materials and industrials sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, telecommunication services, consumer discretionary and financials sectors at the end of the Reporting Period. Compared to the Index, the Fund was relatively neutral to the energy sector at the end of the Reporting Period.

In terms of countries, the Fund was overweight China, India, Turkey, Mexico, Poland, Taiwan, Hungary and Russia relative to the Index at the end of the Reporting Period. It was underweight in Malaysia, Korea, South Africa, Colombia, Chile, the Philippines, Greece, Peru, Indonesia, the Czech Republic and Egypt. Compared to the Index, the Fund was neutral in Thailand and Brazil at the end of the Reporting Period.

FUND BASICS

Emerging Markets Equity Insights Fund

as of April 30, 2014

PERFORMANCE REVIEW
November 1, 2013–April 30, 2014	Fund Total Return (based on NAV)[1]	MSCI® EMF Index[2]
Class A	-3.92%	-2.98%
Class C	-4.21	-2.98
Institutional	-3.79	-2.98
Class IR	-3.74	-2.98

February 28, 2014–April 30, 2014		MSCI® EM Index[2]
Class R	2.78%	3.41%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 27, 2013, the MSCI® EM Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	-9.72%	13.80%	-2.30%	10/5/07
Class C	-6.25	14.25	-2.12	10/5/07
Institutional	-4.25	15.55	-1.07	10/5/07
Class IR	-4.31	N/A	4.45	8/31/10
Class R	N/A	N/A	2.78	2/28/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.58%	1.65%
Class C	2.33	2.48
Institutional	1.18	1.27
Class IR	1.33	1.50
Class R	1.83	1.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/14[5]
Holding	% of Total Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	4.4%	Semiconductors & Semiconductor Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.1	Semiconductors & Semiconductor Equipment	Taiwan
China Construction Bank Corp. Class H	2.9	Banks	China
Itau Unibanco Holding SA ADR	2.5	Banks	Brazil
Bank of China Ltd. Class H	2.5	Banks	China
SK Hynix, Inc.	2.1	Semiconductors & Semiconductor Equipment	South Korea
BRF SA	1.9	Food, Beverage & Tobacco	Brazil
Kia Motors Corp.	1.9	Automobiles & Components	South Korea
America Movil SAB de CV Series L ADR	1.9	Telecommunication Services	Mexico
Industrial & Commercial Bank of China Ltd. Class H	1.8	Banks	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.4% of the Fund’s net assets at April 30, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 4.63%, 4.28%, 4.24%, 4.79%, 4.66%, 4.78% and 4.50%, respectively. These returns compare to the 4.44% cumulative total return of the Fund’s benchmark, the MSCI® EAFE® Standard Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (the “MSCI® EAFE® (net) Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. Our bottom-up stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, contributed positively during the Reporting Period. Our country/currency selection strategy detracted from the Fund’s relative performance.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy added to relative returns during the Reporting Period. We use a quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative returns. Our best-performing theme was Momentum. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Profitability, Quality and Valuation also added to relative returns. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital. The Quality theme seeks to assess both firm and management quality. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The impact of our Management theme was relatively neutral during the Reporting Period. Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the MSCI® EAFE® (net) Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights historically have not had a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the MSCI® EAFE® (net) Index by overweighting stocks we expect to outperform and

PORTFOLIO RESULTS

underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our security selection added to the Fund’s relative returns. Investments in the industrials, telecommunication services and information technology sectors contributed most positively. Stock picks in the consumer staples, materials and utilities sectors detracted from relative performance.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweighted positions in AstraZeneca, a British-Swedish pharmaceutical and biologic company; Vestas Wind Systems, a Danish manufacturer of wind turbines; and easyJet, a London-headquartered airline company. We chose to overweight AstraZeneca because of our positive views on Valuation and Management. The Fund was overweight Vestas Wind Systems given our positive views on Momentum and Quality. Our positive views on Momentum and Sentiment led us to overweight easyJet.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	An underweight in Novartis, a Swiss pharmaceutical company, detracted from the Fund’s relative performance. The Fund was also hampered by overweighted positions in Nomura Holdings, a Japanese financial holding company, and Sumitomo Mitsui Financial Group, a Japanese bank holding and financial services company. Our negative views on Momentum and Profitability resulted in the Fund’s underweight in Novartis. We assumed the overweight in Nomura Holdings due to our positive views on Profitability and Valuation, while the overweight in Sumitomo was because of our positive views on Momentum and Profitability.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy detracted from Fund returns during the Reporting Period. The Fund was hurt by its overweight in Japan and its underweighted positions in Italy and Spain. It benefited from overweighted positions in Switzerland and Germany and an underweight in Hong Kong. We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment factors specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an underweighted position in Finland to an overweighted position. We decreased the Fund’s underweights in Spain and Hong Kong, but maintained underweighted positions. We moved the Fund from overweighted positions in France, the U.K. and Belgium to underweighted positions.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care sector relative to the Index. The Fund was underweight compared to the Index in the financials, consumer discretionary and consumer staples sectors at the end of the Reporting Period. Compared to the Index, the Fund was relatively neutral in the information technology, industrials, utilities, energy, telecommunications and materials sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Japan, Switzerland, Finland, Norway, Germany and Singapore at the end of the Reporting Period. The Fund was underweight compared to the Index in Sweden, Australia, the U.K., Spain, Israel, France, Italy, the Netherlands, Ireland, Belgium, Denmark, Portugal, New Zealand and Austria at the end of the Reporting Period. Compared to the Index, the Fund was relatively neutral in Hong Kong at the end of the Reporting Period.

FUND BASICS

International Equity Insights Fund

as of April 30, 2014

PERFORMANCE REVIEW
November 1, 2013–April 30, 2014	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index[2]
Class A	4.63%	4.44%
Class B	4.28	4.44
Class C	4.24	4.44
Institutional	4.79	4.44
Service	4.66	4.44
Class IR	4.78	4.44
Class R	4.50	4.44

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE® (net) Index is a market capitalization-weighted composite of securities in 21 developed markets (as of November 27, 2013). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.89%	13.21%	5.14%	3.49%	8/15/97
Class B	13.58	13.33	5.09	3.58	8/15/97
Class C	17.64	13.61	4.96	3.19	8/15/97
Institutional	20.07	14.94	6.16	4.37	8/15/97
Service	19.31	14.34	5.63	3.85	8/15/97
Class IR	19.76	14.74	N/A	-0.89	11/30/07
Class R	19.19	14.22	N/A	-1.35	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.29%	1.37%
Class B	2.04	2.11
Class C	2.04	2.11
Institutional	0.89	0.96
Service	1.39	1.46
Class IR	1.04	1.11
Class R	1.54	1.61

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/14[5]
Holding	% of Total Net Assets	Line of Business	Country
Roche Holding AG	3.2%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
HSBC Holdings PLC	2.9	Banks	United Kingdom
BP PLC ADR	2.4	Energy	United Kingdom
British American Tobacco PLC	1.9	Food, Beverage & Tobacco	United Kingdom
Royal Dutch Shell PLC Class A	1.5	Energy	Netherlands
BHP Billiton PLC	1.5	Materials	United Kingdom
Vodafone Group PLC ADR	1.5	Telecommunication Services	United Kingdom
ABB Ltd. (Registered)	1.4	Capital Goods	Switzerland
Commonwealth Bank of Australia	1.3	Banks	Australia
GlaxoSmith Kline PLC ADR	1.3	Pharmaceuticals, Biotechnology & Life Sciences	Netherlands

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 6.6% of the Fund’s net assets at April 30, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 5.00%, 4.56%, 5.22% and 5.20%, respectively. These returns compare to the 5.38% cumulative total return of the Fund’s benchmark, the MSCI® EAFE® Small Cap Index (unhedged, with dividends reinvested, net of dividend withholding taxes) (the “MSCI® EAFE® Small Cap (net) Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Although our quantitative model and its investment themes added to relative returns, the Fund underperformed the Index during the Reporting Period due mainly to stock selection.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all six of our investment themes added to the Fund’s relative returns. Momentum was the Fund’s best performing theme. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation and Sentiment also contributed positively. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. In addition, Quality, Management and Profitability added value, though to a lesser extent. Quality seeks to assess both firm and management quality. Management assesses the characteristics, policies and strategic decisions of company management. Profitability assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the MSCI® EAFE® Small Cap (net) Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights historically have not had a meaningful impact on relative returns.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the MSCI® EAFE® Small Cap (net) Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the MSCI® EAFE® Small Cap (net) Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our stock picks dampened relative performance. Security selection in the health care, information technology and energy sectors detracted from relative returns. Investments in the financials, consumer discretionary and telecommunication services sectors contributed positively.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Detracting from relative returns was the Fund’s overweight in Takara Bio, a Japanese biomedical business; Tella, a Japanese company that engages in the research and development of regenerative and cell medicines; and Blinkx, a London-based Internet media platform. The Fund was overweight Takara Bio and Tella given our positive views on Momentum and Sentiment. The overweight in Blinkx was established because of our positive views on Momentum and Profitability.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweighted positions in Adways, a Japanese digital advertising network and game publisher; Banca Popolare di Milano, an Italian cooperative bank; and Aperam, a Luxembourg-based producer of stainless and specialty steel. We chose to overweight Adways and Aperam because of our positive views on Momentum and Sentiment. The Fund’s overweight in Banca Popolare di Milano was due to our positive views on Momentum and Valuation.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the MSCI® EAFE® Small Cap (net) Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, the Fund benefited during the Reporting Period from its overweights relative to the MSCI® EAFE® Small Cap (net) Index in the Netherlands, Germany and Switzerland. Compared to the MSCI® EAFE® Small Cap (net) Index, the Fund was hurt by its overweight in Japan and by its underweighted positions in Singapore and Finland. Security selection in all six countries added to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we moved the Fund from an underweighted position relative to the Index in Hong Kong to an overweighted position. We increased the Fund’s overweights in Italy and France. In addition, we shifted the Fund from overweighted positions in Spain and Belgium to underweighted positions. We also increased the Fund’s underweight compared to the Index in the U.K.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, information technology and utilities sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, financials, energy, consumer discretionary and telecommunication services sectors at the end of the Reporting Period. Compared to the Index, the Fund was relatively neutral to the health care and materials sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Germany, Australia, Italy, the Netherlands, Switzerland, Japan, France and Sweden relative to the Index. The Fund was underweight compared to the Index in the U.K., Singapore, Finland, Norway, Israel, Ireland, Belgium and New Zealand at the end of the Reporting Period. At the end of the Reporting Period, the Fund was relatively neutral compared to the Index in Hong Kong, Denmark, Spain, Portugal and Austria.

FUND BASICS

International Small Cap Insights Fund

as of April 30, 2014

PERFORMANCE REVIEW
November 1, 2013–April 30, 2014	Fund Total Return (based on NAV)[1]	MSCI® EAFE® Small Cap (net) Index[2]
Class A	5.00%	5.38%
Class C	4.56	5.38
Institutional	5.22	5.38
Class IR	5.20	5.38

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]	The MSCI EAFE Small Cap (Net) Index (unhedged and net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	17.05%	22.55%	3.52%	9/28/07
Class C	21.85	23.00	3.67	9/28/07
Institutional	24.47	24.40	4.85	9/28/07
Class IR	24.22	N/A	17.64	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.48%
Class C	2.05	2.24
Institutional	0.90	1.07
Class IR	1.05	1.26

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/14[5]
Holding	% of Total Net Assets	Line of Business	Country
Vestas Wind Systems A/S	1.2%	Capital Goods	Denmark
Pennon Group PLC	0.8	Utilities	United Kingdom
Challenger Ltd.	0.8	Diversified Financials	Australia
CSR Ltd.	0.7	Materials	Australia
Banca Popolare di Milano Scarl	0.7	Banks	Italy
Leoni AG	0.7	Automobiles & Components	Germany
Thomas Cook Group PLC	0.7	Consumer Services	United Kingdom
Gamesa Corp. Tecnologica SA	0.7	Capital Goods	Spain
Investa Office Fund (REIT)	0.7	Real Estate	Australia
Nordex SE	0.7	Capital Goods	Germany

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 7.7% of the Fund’s net assets at April 30, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 92.0%
Brazil – 6.4%
247,400	AMBEV SA ADR (Food, Beverage & Tobacco)	$1,793,650
651,500	Banco Bradesco SA (Banks)	10,007,344
295,500	Banco do Brasil SA (Banks)	3,102,435
43,600	Banco Santander Brasil SA ADR (Banks)	289,940
550,000	BRF SA (Food, Beverage & Tobacco)	12,456,553
703,100	Companhia de Saneamento Basico do Estado de Sao Paulo ADR (Utilities)(a)	6,665,388
48,900	Mahle-Metal Leve SA Industria e Comercio (Automobiles & Components)	482,695
425,500	Porto Seguro SA (Insurance)	6,201,929
54,200	Sul America SA (Insurance)	397,430

		41,397,364

Chile – 0.6%
73,093	Latam Airlines Group SA (Transportation)	1,116,794
86,854	Sociedad Quimica y Minera de Chile SA ADR (Materials)(a)	2,770,643

		3,887,437

China – 17.2%
63,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	352,758
22,731,000	Agricultural Bank of China Ltd. Class H (Banks)	9,564,767
2,241,500	Anhui Conch Cement Co. Ltd. Class H (Materials)(a)	8,369,205
36,255,000	Bank of China Ltd. Class H (Banks)	15,973,898
27,102,000	China Construction Bank Corp. Class H (Banks)	18,764,710
4,407,000	China Merchants Bank Co. Ltd. Class H (Banks)	7,896,376
1,194,000	China Railway Construction Corp. Ltd. Class H (Capital Goods)	990,837
1,595,000	China Shanshui Cement Group Ltd. (Materials)	616,987
1,464,000	CNOOC Ltd. (Energy)	2,419,771
3,912,500	Fosun International Ltd. (Materials)(a)	4,743,597
944,000	Haitian International Holdings Ltd. (Capital Goods)	1,901,799
3,246,000	Huaneng Power International, Inc. Class H (Utilities)	3,177,468
19,962,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	11,927,659
686,000	Jiangsu Expressway Co. Ltd. Class H (Transportation)	772,853
8,530,000	PetroChina Co. Ltd. Class H (Energy)	9,841,702
173,500	Shanghai Pharmaceuticals Holding Co. Ltd. Class H (Health Care Equipment & Services)	317,776

Common Stocks – (continued)
China – (continued)
6,041,000	Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$6,677,185
116,600	Tencent Holdings Ltd. (Software & Services)	7,341,130

		111,650,478

Greece – 0.1%
26,675	Hellenic Telecommunications Organization SA (Telecommunication Services)*	426,153

Hong Kong – 3.0%
376,000	China Gas Holdings Ltd. (Utilities)	612,053
3,844,000	China Power International Development Ltd. (Utilities)	1,384,078
1,040,000	China Resources Cement Holdings Ltd. (Materials)	724,016
4,236,000	China Resources Power Holdings Co. Ltd. (Utilities)	10,646,591
8,860,000	GCL-Poly Energy Holdings Ltd. (Semiconductors & Semiconductor Equipment)*	2,661,284
728,000	Guangdong Investment Ltd. (Utilities)	791,487
803,500	NetDragon Websoft, Inc. (Software & Services)	1,375,678
1,572,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,233,671

		19,428,858

Hungary – 0.6%
229,992	Magyar Telekom Telecommunications PLC (Telecommunication Services)	328,124
192,914	Richter Gedeon Nyrt (Pharmaceuticals, Biotechnology & Life Sciences)	3,304,124

		3,632,248

India – 8.2%
58,196	Bajaj Holdings and Investment Ltd. (Diversified Financials)	1,012,725
1,525,396	Cairn India Ltd. (Energy)	8,484,077
59,398	CESC Ltd. (Utilities)	448,578
582,504	GAIL India Ltd. (Utilities)	3,577,622
283,304	HCL Technologies Ltd. (Software & Services)	6,592,597
182,056	Lupin Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,108,179
1,215,282	Oil & Natural Gas Corp. Ltd. (Energy)	6,560,141
502,620	Reliance Industries Ltd. (Energy)	7,812,785
671,208	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,051,197

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
610,117	Tata Motors Ltd. (Automobiles & Components)	$4,220,339
482,711	Wipro Ltd. (Software & Services)	4,183,534

		53,051,774

Indonesia – 2.2%
479,600	PT Astra Agro Lestari Tbk (Food, Beverage & Tobacco)	1,221,151
1,537,000	PT Astra International Tbk (Automobiles & Components)	990,277
7,521,400	PT Bank Mandiri (Persero) Tbk (Banks)	6,426,406
1,520,500	PT Bank Negara Indonesia (Persero) Tbk (Banks)	635,485
1,901,400	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	1,632,838
1,222,900	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	748,087
3,040,800	PT Perusahaan Gas Negara (Persero) Tbk (Utilities)	1,404,405
659,600	PT United Tractors Tbk (Capital Goods)	1,240,134

		14,298,783

Malaysia – 1.1%
5,601,200	Genting Malaysia Bhd (Consumer Services)	7,244,911
462,105	YTL Power International Bhd (Utilities)*	222,369

		7,467,280

Mexico – 6.6%
602,580	America Movil SAB de CV Series L ADR (Telecommunication Services)	12,099,806
548,376	Cemex SAB de CV ADR (Materials)*	6,931,473
389,900	Gruma SAB de CV Class B (Food, Beverage & Tobacco)*	3,444,585
58,910	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)	3,552,273
77,760	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	9,506,160
464,800	Grupo Bimbo SAB de CV Series A (Food, Beverage & Tobacco)	1,283,971
90,900	Grupo Carso SAB de CV Series A-1 (Capital Goods)	462,047
1,978,600	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	5,143,581
37,800	Promotora y Operadora de Infraestructura SAB de CV (Capital Goods)*	528,338

		42,952,234

Philippines – 0.1%
262,870	Universal Robina Corp. (Food, Beverage & Tobacco)	863,203

Common Stocks – (continued)
Poland – 3.2%
9,842	Bank Pekao SA (Banks)	$631,664
7,531	Bank Zachodni WBK SA (Banks)	925,949
77,702	KGHM Polska Miedz SA (Materials)	2,813,429
776,384	PGE SA (Utilities)	5,394,940
78,120	Powszechny Zaklad Ubezpieczen SA (Insurance)	11,081,404

		20,847,386

Russia – 4.9%
1,624,925	OAO Gazprom ADR (Energy)	11,743,231
87,506	OAO Lukoil ADR (Energy)	4,632,520
571,880	OAO Rosneft GDR (Energy)	3,595,467
40,696	OAO Tatneft ADR (Energy)	1,399,802
5,005,340	Sberbank of Russia (Banks)*	10,214,288

		31,585,308

South Africa – 6.3%
98,195	African Rainbow Minerals Ltd. (Materials)	1,848,927
183,871	Investec Ltd. (Diversified Financials)	1,618,327
366,527	Liberty Holdings Ltd. (Insurance)	4,396,533
612,825	Life Healthcare Group Holdings Ltd. (Health Care Equipment & Services)	2,436,928
465,040	Mondi Ltd. (Materials)	7,743,665
402,558	MTN Group Ltd. (Telecommunication Services)	8,076,043
95,390	Nedbank Group Ltd. (Banks)	2,044,867
62,716	Sasol Ltd. (Energy)	3,514,876
1,444,796	Sibanye Gold Ltd. (Materials)	3,731,955
123,706	Sun International Ltd. (Consumer Services)	1,222,891
568,608	Super Group Ltd. (Retailing)*	1,532,070
225,509	Vodacom Group Ltd. (Telecommunication Services)	2,691,259

		40,858,341

South Korea – 12.7%
3,432	Dong-A ST Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	352,526
97,490	Hansol Paper Co. Ltd. (Materials)	1,073,774
20,790	Hyundai Corp. (Capital Goods)	634,889
30,330	Hyundai Development Co. – Engineering & Construction (Capital Goods)	869,578
1,195	Hyundai Mobis (Automobiles & Components)	341,392
2,054	Hyundai Motor Co. (Automobiles & Components)	457,973
5,240	KCC Corp. (Capital Goods)	2,613,061
223,565	Kia Motors Corp. (Automobiles & Components)	12,403,885
21,893	Korea Gas Corp. (Utilities)*	1,311,098
39,526	KT&G Corp. (Food, Beverage & Tobacco)	3,167,694
171,280	LG Uplus Corp. (Telecommunication Services)	1,686,910

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
27,166	Mando Corp. (Automobiles & Components)	$3,268,009
11,456	NCSoft Corp. (Software & Services)	2,279,507
21,767	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	28,383,322
14,855	Samyang Holdings Corp. (Food, Beverage & Tobacco)	1,035,969
39,762	SK Holdings Co. Ltd. (Capital Goods)	7,052,997
345,130	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)*	13,457,821
3,920	SK Telecom Co. Ltd. (Telecommunication Services)	811,656
88,764	Sungwoo Hitech Co. Ltd. (Automobiles & Components)	1,433,805

		82,635,866

Taiwan – 13.1%
1,231,000	AcBel Polytech, Inc. (Capital Goods)	1,617,519
3,025,000	Asia Cement Corp. (Materials)	3,979,676
348,000	Chicony Electronics Co. Ltd. (Technology Hardware & Equipment)	906,249
1,006,000	Chin-Poon Industrial Co. Ltd. (Technology Hardware & Equipment)	1,888,269
1,795,000	Elitegroup Computer Systems Co. Ltd. (Technology Hardware & Equipment)	1,330,326
1,354,000	Faraday Technology Corp. (Semiconductors & Semiconductor Equipment)	1,845,614
4,420,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	5,720,728
636,000	Gigabyte Technology Co. Ltd. (Technology Hardware & Equipment)	993,368
545,000	Grape King Bio Ltd. (Household & Personal Products)	2,443,788
156,000	Holtek Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	280,900
775,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	2,225,770
729,000	Huang Hsiang Construction Co. (Real Estate)	1,109,118
1,659,000	King Yuan Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,266,879
1,098,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	1,679,690
80,000	Merry Electronics Co. Ltd. (Consumer Durables & Apparel)	434,976
552,000	Nien Hsing Textile Co. Ltd. (Consumer Durables & Apparel)	544,689
170,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	685,401
356,000	Simplo Technology Co. Ltd. (Technology Hardware & Equipment)	1,854,608

Common Stocks – (continued)
Taiwan – (continued)
111,000	Sirtec International Co. Ltd. (Technology Hardware & Equipment)	$201,940
1,787,000	Taiflex Scientific Co. Ltd. (Technology Hardware & Equipment)	3,473,675
4,516,000	Taiwan Cement Corp. (Materials)	7,175,645
1,314,200	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	26,415,420
6,466,000	Teco Electric and Machinery Co. Ltd. (Capital Goods)	7,031,512
820,000	TXC Corp. (Technology Hardware & Equipment)	1,184,794
515,000	United Integrated Services Co. Ltd. (Capital Goods)	562,859
4,015,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	5,502,115
1,163,000	Wistron NeWeb Corp. (Technology Hardware & Equipment)	2,717,401

		85,072,929

Thailand – 2.4%
1,428,700	Airports of Thailand PCL (Transportation)	8,628,291
2,670,100	BTS Group Holdings PCL (Transportation)	690,316
245,800	Delta Electronics Thailand PCL (Technology Hardware & Equipment)	434,206
744,800	PTT Exploration & Production PCL (Energy)	3,676,183
465,500	PTT Global Chemical PCL (Materials)	1,004,804
112,700	PTT PCL (Energy)	1,091,119
486,000	Thai Beverage PCL (Food, Beverage & Tobacco)	229,306

		15,754,225

Turkey – 3.3%
210,063	Aksa Akrilik Kimya Sanayii (Consumer Durables & Apparel)	732,603
69,405	Arcelik AS (Consumer Durables & Apparel)	429,007
88,420	Cimsa Cimento Sanayi VE Tica (Materials)	516,476
773,855	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT)	1,016,160
7,295,031	Eregli Demir ve Celik Fabrikalari TAS (Materials)	10,150,870
314,330	Koza Altin Isletmeleri AS (Materials)	3,152,022
687,135	Tofas Turk Otomobil Fabrikasi AS (Automobiles & Components)	4,217,488
448,891	Turk Hava Yollari (Transportation)	1,441,299

		21,655,925

TOTAL COMMON STOCKS
(Cost $572,339,903)		$597,465,792

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Preferred Stocks – 5.5%
Brazil – 4.5%
116,300	Companhia Energetica de Minas Gerais (Utilities)	$886,170
1,007,600	Itau Unibanco Holding SA ADR (Banks)	16,484,336
2,696,300	Itausa – Investimentos Itau SA (Banks)	11,850,539

		29,221,045

Russia – 0.2%
1,187,584	OAO Surgutneftegas (Energy)	829,538
283,900	Sberbank of Russia (Banks)*	480,932

		1,310,470

South Korea – 0.8%
7,683	Hyundai Motor Co. (Automobiles & Components)	1,078,566
3,919	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,940,866

		5,019,432

TOTAL PREFERRED STOCKS
(Cost $27,086,150)		$35,550,947

Exchange Traded Fund – 1.5%
United States – 1.5%
235,548	Vanguard FTSE Emerging Markets Fund(a)	$9,643,335
(Cost $9,205,574)

Units	Description	Expiration Month	Value
Right – 0.0%
China – 0.0%
305,175	Fosun International Ltd. (Materials)*	05/14	$1,378
(Cost $0)

Warrant – 0.0%
Thailand – 0.0%
1,567,600	BTS Group Holdings PCL (Transportation)*	01/18	$39,239
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $608,631,627)			$642,700,691

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle(a)(b)(c) – 2.4%
Goldman Sachs Financial Square Money Market Fund – FST Shares
15,680,600	0.067%	$15,680,600
(Cost $15,680,600)

TOTAL INVESTMENTS – 101.4%
(Cost $624,312,227)		$658,381,291

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(9,383,214)

NET ASSETS – 100.0%		$648,998,077

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at April 30, 2014.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 94.5%
Australia – 6.6%
4,291,684	Arrium Ltd. (Materials)	$4,782,890
183,942	Aurizon Holdings Ltd. (Transportation)	888,113
260,150	Australand Property Group (REIT)	1,036,815
258,397	BHP Billiton Ltd. (Materials)	9,099,867
169,208	Commonwealth Bank of Australia (Banks)	12,447,097
392,682	CSR Ltd. (Materials)	1,337,322
198,156	Goodman Group (REIT)	920,425
375,579	Investa Office Fund (REIT)	1,169,279
111,107	Macquarie Group Ltd. (Diversified Financials)	5,985,988
295,402	Metcash Ltd. (Food & Staples Retailing)	763,119
2,080,095	Mount Gibson Iron Ltd. (Materials)	1,420,554
30,592	National Australia Bank Ltd. (Banks)	1,007,314
204,121	Origin Energy Ltd. (Energy)	2,835,627
52,053	Ramsay Health Care Ltd. (Health Care Equipment & Services)	2,174,983
1,196,003	Telstra Corp. Ltd. (Telecommunication Services)	5,815,092
498,327	Westfield Group (REIT)	5,085,062
182,803	Woodside Petroleum Ltd. (Energy)	6,948,547

		63,718,094

Austria – 0.1%
14,316	OMV AG (Energy)	669,337
12,493	Voestalpine AG (Materials)	570,673

		1,240,010

Belgium – 0.9%
145,974	KBC Groep NV (Banks)	8,907,761

China – 0.3%
473,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	2,648,484

Denmark – 1.1%
19,814	H Lundbeck A/S (Pharmaceuticals, Biotechnology & Life Sciences)	577,478
215,250	Vestas Wind Systems A/S (Capital Goods)*	9,559,492

		10,136,970

Finland – 1.9%
335,935	Neste Oil OYJ (Energy)(a)	6,897,679
69,604	Sampo (Insurance)	3,459,293
628,007	Stora Enso OYJ (Materials)(a)	6,412,972
76,826	UPM-Kymmene OYJ (Materials)	1,345,516

		18,115,460

France – 9.3%
142,912	BNP Paribas SA (Banks)	10,739,054
21,862	Cap Gemini SA (Software & Services)	1,544,632

Common Stocks – (continued)
France – (continued)
95,271	Compagnie Generale des Etablissements Michelin (Automobiles & Components)	$11,683,163
331,818	Credit Agricole SA (Banks) (REIT)*	5,235,576
186,467	Electricite de France (Utilities)	7,160,509
2,545	Euler Hermes SA (Insurance)	307,064
34,797	Fonciere Des Regions (REIT)*	3,534,499
9,942	Gecina SA(a)	1,338,216
167,650	Lagardere SCA (Media)	7,026,306
16,424	L’Oreal SA (Household & Personal Products)(a)	2,830,599
19,239	Metropole Television SA (Media)	412,113
1,240,483	Natixis (Banks)	8,805,768
30,525	Plastic Omnium SA (Automobiles & Components)*	1,038,625
3,221	Renault SA (Automobiles & Components)	314,917
290,765	Suez Environnement Co. (Utilities)	5,713,398
36,996	Thales SA (Capital Goods)	2,355,730
61,823	Total SA (Energy)	4,423,078
24,776	Valeo SA (Automobiles & Components)	3,402,471
158,563	Vinci SA (Capital Goods)	11,972,523

		89,838,241

Germany – 8.6%
9,064	Axel Springer SE (Media)	553,466
68,460	BASF SE (Materials)*(a)	7,941,757
17,301	Celesio AG (Health Care Equipment & Services)(a)	601,285
6,022	Continental AG (Automobiles & Components)	1,417,006
235,174	Deutsche Lufthansa AG (Registered) (Transportation)(a)	5,905,886
645,235	Deutsche Telekom AG (Registered) (Telecommunication Services)	10,840,645
79,748	Drillisch AG (Telecommunication Services)(a)	2,977,650
41,403	Duerr AG (Capital Goods)*(a)	3,276,045
483,159	E.ON SE (Utilities)(a)	9,254,844
131,519	Freenet AG (Telecommunication Services)*	4,554,917
19,745	Henkel AG & Co. KGaA (Household & Personal Products)	2,030,149
3,488	Hochtief AG (Capital Goods)	325,206
82,477	Leoni AG (Automobiles & Components)	6,147,799
44,251	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)*	7,480,361
339,177	Nordex SE (Capital Goods)*	5,430,465
65,862	ProSiebenSat.1 Media AG (Registered) (Media)	2,882,640
9,623	Sixt SE (Transportation)	389,107

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
342,911	TUI AG (Consumer Services)	$5,709,876
118,570	United Internet AG (Registered) (Software & Services)	5,093,672

		82,812,776

Hong Kong – 2.5%
134,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	875,697
471,000	Hutchison Whampoa Ltd. (Capital Goods)	6,461,885
509,200	MGM China Holdings Ltd. (Consumer Services)	1,779,239
851,000	Noble Group Ltd. (Capital Goods)	876,259
192,400	Sands China Ltd. (Consumer Services)	1,412,555
1,906,000	SJM Holdings Ltd. (Consumer Services)	5,302,364
393,000	Wheelock & Co. Ltd. (Real Estate)	1,622,158
1,346,400	Wynn Macau Ltd. (Consumer Services)	5,328,475

		23,658,632

Ireland – 0.5%
489,992	Beazley PLC (Insurance)	2,032,673
40,301	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,304,895

		4,337,568

Italy – 2.1%
1,181,628	A2A SpA (Utilities)	1,445,963
16,804,750	Banca Monte dei Paschi di Siena SpA (Banks)*(a)	5,616,499
5,713,059	Banca Popolare di Milano Scarl (Banks)*(a)	5,777,643
109,239	Buzzi Unicem SpA (Materials)	1,937,937
43,094	Credito Emiliano SpA (Banks)(a)	441,764
68,718	Fiat SpA (Automobiles & Components)*	829,614
111,874	Parmalat SpA (Food, Beverage & Tobacco)	388,675
361,759	Salini Impregilo SpA (Capital Goods)	2,310,984
122,015	UniCredit SpA (Banks)	1,093,212
53,149	Unione di Banche Italiane SCpA (Banks)	507,334

		20,349,625

Japan – 20.5%
25,500	Alpine Electronics, Inc. (Consumer Durables & Apparel)	304,023
185,000	Amada Co. Ltd. (Capital Goods)	1,337,957
566,500	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	6,316,188
117,500	Calbee, Inc. (Food, Beverage & Tobacco)	2,881,550

Common Stocks – (continued)
Japan – (continued)
93,200	Chubu Electric Power Co., Inc. (Utilities)*	$1,061,602
406,800	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,823,784
278,000	Daiwa Securities Group, Inc. (Diversified Financials)	2,084,567
205,800	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	5,316,242
92,000	Fujitsu General Ltd. (Consumer Durables & Apparel)	1,061,673
119,900	GMO Internet, Inc. (Software & Services)	1,059,276
84,300	Gree, Inc. (Software & Services)(a)	824,350
64,500	ITOCHU Corp. (Capital Goods)	723,032
99,700	Japan Airlines Co. Ltd. (Transportation)	5,161,412
283,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	9,318,241
2,581,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	5,182,510
6,300	KDDI Corp. (Telecommunication Services)	335,990
93,800	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,299,133
399,000	Konica Minolta, Inc. (Technology Hardware & Equipment)	3,717,934
510,000	Kubota Corp. (Capital Goods)	6,573,148
149,800	Kyocera Corp. (Technology Hardware & Equipment)	7,045,079
37,900	Kyushu Electric Power Co., Inc. (Utilities)	382,395
1,590,000	Mazda Motor Corp. (Automobiles & Components)	7,109,275
221,000	Mitsubishi Electric Corp. (Capital Goods)	2,516,490
2,121,000	Mitsubishi UFJ Financial Group, Inc. (Banks)	11,282,654
1,479,000	Mitsui OSK Lines Ltd. (Transportation)	4,934,046
625,100	Mizuho Financial Group, Inc. (Banks)	1,224,326
54,400	MS&AD Insurance Group Holdings, Inc. (Insurance)	1,220,309
148,300	Nexon Co. Ltd. (Software & Services)	1,155,059
1,268,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	6,202,952
135,000	Nippon Meat Packers, Inc. (Food, Beverage & Tobacco)	2,339,736
75,600	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	4,195,254
19,300	Nissin Foods Holdings Co. Ltd. (Food, Beverage & Tobacco)	923,829
1,173,500	Nomura Holdings, Inc. (Diversified Financials)	6,795,591

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
528,500	ORIX Corp. (Diversified Financials)	$7,657,883
2,800	Otsuka Corp. (Software & Services)	331,463
265,100	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,636,946
29,100	Seiko Epson Corp. (Technology Hardware & Equipment)	794,139
103,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	1,043,823
338,200	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,928,114
46,700	SoftBank Corp. (Telecommunication Services)	3,478,123
145,500	Start Today Co. Ltd. (Retailing)	3,049,168
104,000	Sumitomo Electric Industries Ltd. (Capital Goods)	1,439,483
243,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	9,621,678
36,200	T&D Holdings, Inc. (Insurance)	432,094
1,775,000	Taiheiyo Cement Corp. (Materials)	6,226,507
15,800	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,164,581
193,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	8,681,166
27,700	The Chugoku Electric Power Co., Inc. (Utilities)	362,951
183,100	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	2,537,172
99,500	The Kansai Electric Power Co., Inc. (Utilities)*	834,322
118,300	Tokio Marine Holdings, Inc. (Insurance)	3,485,820
402,000	Toko, Inc. (Technology Hardware & Equipment)(a)	1,169,497
213,800	Toyota Motor Corp. (Automobiles & Components)	11,551,221
43,200	TS Tech Co. Ltd. (Automobiles & Components)	1,152,136
33,100	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	216,470

		197,504,364

Luxembourg – 0.2%
67,288	APERAM (Materials)*	1,750,740

Netherlands – 4.8%
487,257	Koninklijke Ahold NV (Food & Staples Retailing)(a)	9,419,608
79,090	Randstad Holding NV (Commercial & Professional Services)(a)	4,621,998
365,678	Royal Dutch Shell PLC Class A (Energy)	14,464,432
257,067	Royal Dutch Shell PLC Class B (Energy)	10,915,324

Common Stocks – (continued)
Netherlands – (continued)
458,644	TomTom NV (Consumer Durables & Apparel)*	$3,252,072
5,502	Wereldhave NV (REIT)	462,670
69,182	Ziggo NV (Telecommunication Services)	3,004,080

		46,140,184

Norway – 1.6%
438,267	DNB ASA (Banks)(a)	7,768,517
1,239,235	Norsk Hydro ASA (Materials)	6,646,259
28,563	Statoil ASA (Energy)	870,755

		15,285,531

Singapore – 1.4%
12,399,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	6,048,669
22,000	Jardine Cycle & Carriage Ltd. (Retailing)	824,911
45,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	347,048
2,259,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	6,139,544

		13,360,172

Spain – 2.2%
34,312	Banco Bilbao Vizcaya Argentaria SA (Banks)	422,647
62,185	Bankinter SA (Banks)	476,118
1,034,598	CaixaBank SA (Banks)	6,305,601
73,807	Enagas SA (Utilities)	2,273,904
520,035	Gamesa Corp. Tecnologica SA (Capital Goods)*	5,169,063
231,767	Gas Natural SDG SA (Utilities)	6,645,933

		21,293,266

Sweden – 1.5%
341,721	Nordea Bank AB (Banks)	4,951,744
454,705	Skandinaviska Enskilda Banken AB (Banks)	6,280,804
32,925	Skanska AB (Capital Goods)	755,935
58,829	Swedbank AB (Banks)	1,574,377
12,053	Swedish Match AB (Food, Beverage & Tobacco)*	413,501

		13,976,361

Switzerland – 11.0%
557,302	ABB Ltd. (Registered) (Capital Goods)*	13,417,655
116,534	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	11,473,200
51,191	Ascom Holding AG (Registered) (Technology Hardware & Equipment)	952,316

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
2,221	Autoneum Holding AG (Automobiles & Components)*	$471,187
51,458	Baloise Holding AG (Registered) (Insurance)	6,266,224
14,269	Basilea Pharmaceutica (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	1,495,079
14,166	EMS-Chemie Holding AG (Registered) (Materials)	5,527,539
968	Flughafen Zuerich AG (Registered) (Transportation)	610,694
8,574	Georg Fischer AG (Registered) (Capital Goods)*	6,801,802
28	Lindt & Spruengli AG (Registered) (Food, Beverage & Tobacco)	1,633,042
80,145	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	8,388,023
43,432	Nestle SA (Registered) (Food, Beverage & Tobacco)	3,356,611
370,920	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	5,908,643
105,393	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	30,894,517
97,483	Swiss Re AG (Insurance)*	8,524,019

		105,720,551

United Kingdom – 17.4%
186,972	Aberdeen Asset Management PLC (Diversified Financials)	1,382,927
408,998	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	6,190,274
107,172	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	8,459,590
67,211	Berendsen PLC (Commercial & Professional Services)	1,174,576
29,963	BG Group PLC (Energy)	606,132
437,917	BHP Billiton PLC (Materials)	14,216,707
16,769	BP PLC (Energy)	141,583
462,486	BP PLC ADR (Energy)	23,411,041
315,082	British American Tobacco PLC (Food, Beverage & Tobacco)	18,194,407
509,414	BT Group PLC (Telecommunication Services)	3,180,093
223,637	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	12,382,781
2,737,340	HSBC Holdings PLC (Banks)	27,969,108
759,045	International Consolidated Airlines Group SA (Transportation)*	5,194,174
29,100	Keller Group PLC (Capital Goods)	490,949
396,488	Mondi PLC (Materials)	6,591,186
88,408	Reckitt Benckiser Group PLC (Household & Personal Products)	7,136,825

Common Stocks – (continued)
United Kingdom – (continued)
64,601	SABMiller PLC (Food, Beverage & Tobacco)	$3,517,589
11,084	Severn Trent PLC (Utilities)	345,505
32,568	Standard Chartered PLC (Banks)	705,333
854,925	TUI Travel PLC (Consumer Services)	6,183,885
107,309	Unilever PLC (Food, Beverage & Tobacco)	4,800,265
139,861	Vodafone Group PLC (Telecommunication Services)	530,998
355,898	Vodafone Group PLC ADR (Telecommunication Services)(b)	13,509,888
53,999	WH Smith PLC (Retailing)	1,001,445

		167,317,261

TOTAL COMMON STOCKS
(Cost $848,416,126)		$908,112,051

Preferred Stock – 0.9%
Germany – 0.9%
80,937	Henkel AG & Co. KGaA (Household & Personal Products)	$9,028,543
(Cost $7,620,356)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $856,036,482)		$917,140,594

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(a)(c)(d) – 6.6%
Goldman Sachs Financial Square Money Market Fund – FST Shares
63,772,469	0.067%	$63,772,469
(Cost $63,772,469)

TOTAL INVESTMENTS – 102.0%
(Cost $919,808,951)		$980,913,063

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%		(19,517,861)

NET ASSETS – 100.0%		$961,395,202

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2014 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at April 30, 2014.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	258	June 2014	$11,257,097	$129,171
FTSE 100 Index	48	June 2014	5,465,959	124,846
Hang Seng Index	3	May 2014	422,491	(9,529)
MSCI Singapore Index	5	May 2014	293,850	1,652
SPI 200 Index	16	June 2014	2,032,280	14,017
TSE TOPIX Index	42	June 2014	4,747,004	(49,252)
TOTAL				$210,905

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

April 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 91.7%
Australia – 8.2%
346,171	Abacus Property Group (REIT)	$785,981
976,301	Adelaide Brighton Ltd. (Materials)	3,558,635
428,785	Amcom Telecommunications Ltd. (Telecommunication Services)	838,892
4,588,108	Arrium Ltd. (Materials)	5,113,241
285,457	Aurora Oil & Gas Ltd. (Energy)*	1,084,634
1,408,929	Australand Property Group (REIT)	5,615,220
65,468	AWE Ltd. (Energy)*	95,639
349,891	BC Iron Ltd. (Materials)	1,425,528
744,834	Beach Energy Ltd. (Energy)	1,192,006
65,439	BT Investment Management Ltd. (Diversified Financials)	408,445
141,661	Cabcharge Australia Ltd. (Commercial & Professional Services)	511,348
980,646	Challenger Ltd. (Diversified Financials)	6,451,947
658,364	Charter Hall Group (REIT)	2,576,479
10,576	Credit Corp. Group Ltd. (Commercial & Professional Services)	88,609
1,746,141	CSR Ltd. (Materials)	5,946,678
435,571	David Jones Ltd. (Retailing)	1,595,647
328,802	Drillsearch Energy Ltd. (Energy)*	492,364
810,299	DUET Group (Utilities)	1,636,251
1,475,272	Envestra Ltd. (Utilities)	1,601,067
843,613	G8 Education Ltd. (Consumer Services)	3,679,361
93,649	GUD Holdings Ltd. (Consumer Durables & Apparel)	466,407
141,941	Hills Ltd. (Capital Goods)	223,358
677,554	iiNET Ltd. (Telecommunication Services)	4,523,341
1,838,233	Investa Office Fund (REIT)	5,722,916
94,814	JB Hi-Fi Ltd. (Retailing)	1,703,804
47,552	Magellan Financial Group Ltd. (Diversified Financials)	555,711
138,758	McMillan Shakespeare Ltd. (Commercial & Professional Services)	1,256,872
3,682,702	Mount Gibson Iron Ltd. (Materials)	2,515,018
465,624	Navitas Ltd. (Consumer Services)	3,192,988
1,162,729	Northern Star Resources Ltd. (Materials)	1,271,880
203,021	RCR Tomlinson Ltd. (Capital Goods)	516,997
51,517	Retail Food Group Ltd. (Consumer Services)	200,357
244,701	Roc Oil Co. Ltd. (Energy)*	109,117
152,569	Senex Energy Ltd. (Energy)*	94,767
111,517	Skilled Group Ltd. (Commercial & Professional Services)	285,199
89,300	Spark Infrastructure Group (Utilities)	146,746
116,107	Tassal Group Ltd. (Food, Beverage & Tobacco)	447,633
615,362	Transpacific Industries Group Ltd. (Commercial & Professional Services)*	639,922

		68,571,005

Common Stocks – (continued)
Austria – 0.6%
79,286	CA Immobilien Anlagen AG (Real Estate)*	$1,511,371
14,931	Flughafen Wien AG (Transportation)(a)	1,464,310
30,077	Oesterreichische Post AG (Transportation)(a)	1,537,160
4,747	RHI AG (Materials)	166,163
1,698	Schoeller-Bleckmann Oilfield Equipment AG (Energy)	215,848

		4,894,852

Belgium – 0.7%
20,374	Arseus NV (Health Care Equipment & Services)	1,154,070
16,636	Compagnie Maritime Belge SA (Transportation)	494,357
25,691	Euronav NV (Energy)*	310,887
69,390	Exmar NV (Energy)	1,158,163
4,922	Gimv NV (Diversified Financials)	255,182
5,624	Kinepolis Group NV (Media)	1,100,537
31,842	Melexis NV (Semiconductors & Semiconductor Equipment)	1,280,430
42,360	Rezidor Hotel Group AB (Consumer Services)*(a)	263,194
42,360	Rezidor Hotel Group AB (Consumer Services)*	19,653

		6,036,473

Bermuda – 0.6%
247,295	Catlin Group Ltd. (Insurance)	2,208,647
874,651	Golden Ocean Group Ltd. (Transportation)(a)	1,551,102
90,327	Hiscox Ltd. (Insurance)*	1,076,707

		4,836,456

Canada – 0.0%
52,117	Entertainment One Ltd. (Media)*	260,463

China – 0.2%
3,351,000	FIH Mobile Ltd. (Technology Hardware & Equipment)*	1,810,001

Denmark – 2.6%
1,469	ALK-Abello A/S (Pharmaceuticals, Biotechnology & Life Sciences)(a)	203,829
108,514	Bakkafrost P/F (Food, Beverage & Tobacco)	1,699,314
6,249	Dfds A/S (Transportation)	494,132
72,893	Jyske Bank A/S (Registered) (Banks)*	4,007,650
3,281	Rockwool International A/S (Capital Goods)	632,884
20,172	Schouw & Co. A/S (Food, Beverage & Tobacco)	1,126,002
141,309	Sydbank A/S (Banks)*	3,768,981
221,114	Vestas Wind Systems A/S (Capital Goods)*	9,819,919

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Denmark – (continued)
23,991	Zealand Pharma A/S (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	$296,543

		22,049,254

Finland – 0.3%
33,910	Citycon OYJ (Real Estate)	127,237
50,737	Cramo OYJ (Capital Goods)	1,133,666
79,987	Ramirent OYJ (Capital Goods)	896,579
69,080	Sponda OYJ (Real Estate)	356,215

		2,513,697

France – 4.3%
32,526	ABC Arbitrage (Diversified Financials)(a)	231,491
260,970	Air France-KLM (Transportation)*	3,754,327
35,278	Altamir (Diversified Financials)	534,457
39,576	Assystem (Commercial & Professional Services)	1,275,693
21,396	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,804,178
3,272	Bourbon SA (Energy)	107,972
20,806	Cegid Group (Software & Services)	871,649
5,031	Club Mediterranee SA (Consumer Services)*	131,219
12,699	Euler Hermes SA (Insurance)	1,532,186
5,806	Faurecia (Automobiles & Components)*	261,343
52,084	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	2,312,533
2,700	Korian-Medica (Health Care Equipment & Services)	101,437
72,745	Mercialys SA (REIT)	1,673,300
87,540	Metropole Television SA (Media)	1,875,167
21,926	Montupet SA (Automobiles & Components)	1,814,877
58,326	Neopost SA (Technology Hardware & Equipment)(a)	4,789,333
146,574	Plastic Omnium SA (Automobiles & Components)	4,987,237
12,978	Rubis SCA (Utilities)	924,082
48,471	Saft Groupe SA (Capital Goods)	1,723,803
3,297	SEB SA (Consumer Durables & Apparel)	304,119
5,015	Societe de la Tour Eiffel (REIT)	361,654
48,430	Societe Television Francaise 1 (Media)(a)	824,666
173,537	Technicolor SA (Registered) (Media)*	1,297,480
138,948	UBISOFT Entertainment (Software & Services)*	2,593,009
3,991	Vicat (Materials)*	346,355

		36,433,567

Georgia – 0.3%
51,809	Bank of Georgia Holdings PLC (Banks)	2,278,711

Common Stocks – (continued)
Germany – 7.5%
45,726	Aurelius AG (Diversified Financials)	$1,699,280
227,696	Balda AG (Health Care Equipment & Services)(a)	1,060,140
305,824	Borussia Dortmund GmbH & Co. KGaA (Media)	1,594,463
37,608	CENTROTEC Sustainable AG (Capital Goods)	962,624
3,858	Cewe Stiftung & Co. KGAA (Commercial & Professional Services)	303,975
20,757	Comdirect Bank AG (Banks)	239,283
1,564	CTS Eventim AG (Media)	99,624
23,034	Deutsche Beteiligungs AG (Diversified Financials)	620,591
6,856	Deutsche Euroshop AG (Real Estate)	330,546
208,257	Deutz AG (Capital Goods)*	1,741,445
27,675	Drillisch AG (Telecommunication Services)	1,033,336
71,101	Duerr AG (Capital Goods)*(a)	5,625,923
60,801	Freenet AG (Telecommunication Services)	2,105,730
65,621	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	4,454,805
50,943	Grammer AG (Automobiles & Components)	2,815,338
479,595	Heidelberger Druckmaschinen AG (Capital Goods)*(a)	1,521,143
21,807	Homag Group AG (Capital Goods)	637,167
78,016	Leoni AG (Automobiles & Components)	5,815,278
115,752	LPKF Laser & Electronics AG (Technology Hardware & Equipment)	2,603,424
28,244	MorphoSys AG (Pharmaceuticals, Biotechnology & Life Sciences)*	2,422,605
4,262	Nemetschek AG (Software & Services)	371,043
353,278	Nordex SE (Capital Goods)*	5,656,232
4,720	Norma Group SE (Capital Goods)	247,707
18,139	QSC AG (Telecommunication Services)	93,342
5,749	R Stahl AG (Capital Goods)	341,367
157,828	SAF-Holland SA (Automobiles & Components)	2,361,462
46,852	Sixt SE (Transportation)	1,894,467
6,698	Stada Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)	292,071
46,470	Symrise AG (Materials)	2,347,509
50,780	Takkt AG (Retailing)	1,030,041
336,743	TUI AG (Consumer Services)	5,607,171
3,623	Vossloh AG (Capital Goods)	358,093
72,106	Wincor Nixdorf AG (Technology Hardware & Equipment)	4,723,539
1,497	XING AG (Software & Services)	191,801

		63,202,565

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – 2.5%
616,000	Brightoil Petroleum Holdings Ltd. (Energy)*	$191,331
332,000	Champion REIT (REIT)	156,500
148,000	Chow Sang Sang Holdings International Ltd. (Retailing)	363,937
262,400	Dah Sing Financial Holdings Ltd. (Banks)	1,169,702
472,451	Dickson Concepts International Ltd. (Retailing)	284,978
503,817	Dorsett Hospitality International Ltd. (Consumer Services)	89,800
890,000	Emperor Entertainment Hotel Ltd. (Consumer Services)	387,809
1,418,000	Emperor International Holdings (Real Estate)	318,628
149,000	Great Eagle Holdings Ltd. (Real Estate)	534,076
166,000	Haitong International Securities Group Ltd. (Diversified Financials)	83,456
538,100	HKR International Ltd. (Real Estate)	220,711
1,216,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	398,538
427,000	Johnson Electric Holdings Ltd. (Capital Goods)	408,423
77,000	Kowloon Development Co. Ltd. (Real Estate)	94,187
1,818,000	Newocean Energy Holdings Ltd. (Energy)	1,200,619
172,000	Pacific Textiles Holdings Ltd. (Consumer Durables & Apparel)	218,301
768,000	Pico Far East Holdings Ltd. (Media)	205,052
326,000	Prosperity REIT (REIT)	96,307
210,000	Regal Hotels International Holdings Ltd. (Consumer Services)	121,812
1,453,000	Samson Holding Ltd. (Consumer Durables & Apparel)	191,342
3,506,000	Shun Tak Holdings Ltd. (Capital Goods)	1,726,905
718,000	Singamas Container Holdings Ltd. (Capital Goods)	155,761
109,138	SOCAM Development Ltd. (Capital Goods)	132,836
70,000	Stella International Holdings Ltd. (Consumer Durables & Apparel)	172,631
607,000	Sunlight Real Estate Investment Trust	239,063
872,000	Techtronic Industries Co. (Consumer Durables & Apparel)	2,786,146
1,642,000	The United Laboratories International Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	1,060,674
100,000	Tian An China Investments Co. Ltd. (Real Estate)	78,378
2,962,000	Truly International Holdings Ltd. (Technology Hardware & Equipment)	2,002,158

Common Stocks – (continued)
Hong Kong – (continued)
657,600	VST Holdings Ltd. (Technology Hardware & Equipment)	$167,633
222,400	VTech Holdings Ltd. (Technology Hardware & Equipment)	3,069,387
3,556,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	2,810,378

		21,137,459

India – 0.7%
345,859	Vedanta Resources PLC (Materials)(a)	5,538,323

Ireland – 0.7%
283,636	Beazley PLC (Insurance)	1,176,630
147,113	Grafton Group PLC (Capital Goods)	1,446,996
716,810	Henderson Group PLC (Diversified Financials)	3,045,422
12,941	Irish Continental Group PLC (Transportation)	520,029

		6,189,077

Israel – 0.0%
5,114	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	264,862

Italy – 5.1%
4,104,801	A2A SpA (Utilities)	5,023,060
23,322	ACEA SpA (Utilities)	334,681
143,944	Ascopiave SpA (Utilities)	461,309
48,601	Astaldi SpA (Capital Goods)	526,685
134,855	ASTM SpA (Transportation)(a)	2,285,697
48,385	Autogrill SpA (Consumer Services)*	464,462
14,148	Banca Generali SpA (Diversified Financials)	445,341
72,437	Banca IFIS SpA (Diversified Financials)	1,564,100
5,822,416	Banca Popolare di Milano Scarl (Banks)*(a)	5,888,236
166,664	Beni Stabili SpA (REIT)	148,987
41,623	Brembo SpA (Automobiles & Components)	1,538,349
38,475	Buzzi Unicem SpA (Materials)	682,559
67,325	Cairo Communication SpA (Media)	583,771
218,925	Cementir Holding SpA (Materials)	2,085,864
7,198	Cosmo Pharmaceuticals SpA (Pharmaceuticals, Biotechnology & Life Sciences)	974,030
187,748	Credito Emiliano SpA (Banks)(a)	1,924,638
85,743	ERG SpA (Energy)	1,479,807
170,381	Gruppo Editoriale L’Espresso SpA (Media)*(a)	393,397
1,336,477	Hera SpA (Utilities)	3,934,530
7,407	Indesit Co. SpA (Consumer Durables & Apparel)	105,778
30,171	Industria Macchine Automatiche SpA (Capital Goods)	1,483,671

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
1,060,752	Iren SpA (Utilities)	$1,802,465
72,114	Italcementi SpA (Materials)*	560,265
164,734	Italcementi SpA (Materials)(a)	2,001,372
6,751	Italmobiliare SpA (Materials)*	209,177
322,729	Maire Tecnimont SpA (Capital Goods)*(a)	1,177,193
131,825	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	2,307,621
8,155	Reply SpA (Software & Services)	736,900
102,896	Saras SpA (Energy)*	178,529
41,252	Societa Cattolica di Assicurazioni SCRL (Insurance)(a)	1,020,282
8,955	Societa Iniziative Autostradali e Servizi SpA (Transportation)(a)	106,489
86,036	Sogefi SpA (Automobiles & Components)*	546,816
9,124	Trevi Finanziaria Industriale SpA (Capital Goods)	105,227
7,842	Vittoria Assicurazioni SpA (Insurance)	115,210

		43,196,498

Japan – 23.9%
47,900	Aisan Industry Co. Ltd. (Automobiles & Components)	381,138
104,900	Alpine Electronics, Inc. (Consumer Durables & Apparel)	1,250,666
14,200	Ariake Japan Co. Ltd. (Food, Beverage & Tobacco)	342,998
20,800	Asatsu-DK, Inc. (Media)	470,527
40,900	Avex Group Holdings, Inc. (Media)	757,545
10,600	C. Uyemura & Co. Ltd. (Materials)	490,438
323,000	Calsonic Kansei Corp. (Automobiles & Components)	1,591,143
79,100	Capcom Co. Ltd. (Software & Services)	1,377,702
27,000	Central Glass Co. Ltd. (Capital Goods)	88,542
2,700	Century Tokyo Leasing Corp. (Diversified Financials)	78,137
50,900	Chiyoda Integre Co. Ltd. (Capital Goods)	701,837
198,200	CKD Corp. (Capital Goods)	1,805,528
18,600	Cleanup Corp. (Consumer Durables & Apparel)	169,477
13,600	Coca-Cola East Japan Co. Ltd. (Food, Beverage & Tobacco)	306,497
4,900	Cocokara fine, Inc. (Food & Staples Retailing)	138,925
47,600	COMSYS Holdings Corp. (Capital Goods)	780,357
3,000	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	320,892
159,000	Daihen Corp. (Capital Goods)	602,583
78,700	Daiichikosho Co. Ltd. (Media)	2,267,797
8,000	Daikoku Denki Co. Ltd. (Consumer Durables & Apparel)	142,990

Common Stocks – (continued)
Japan – (continued)
669,000	Dainippon Screen Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	$2,917,935
31,000	Daiwa Industries Ltd. (Capital Goods)	191,208
445	Daiwa Office Investment Corp. (REIT)(a)	2,278,200
6,500	Doshisha Co. Ltd. (Retailing)	97,457
77,400	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	1,387,265
99,900	Eagle Industry Co. Ltd. (Automobiles & Components)	1,581,194
173,500	EDION Corp. (Retailing)	1,011,058
37,300	Eizo Corp. (Technology Hardware & Equipment)	1,011,300
54,000	en-japan, Inc. (Commercial & Professional Services)	951,814
128,100	Fancl Corp. (Household & Personal Products)	1,420,646
123,300	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	1,493,498
205,800	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	1,819,791
263,300	Fuji Oil Co. Ltd. (Food, Beverage & Tobacco)	3,557,402
38,300	Fuji Soft, Inc. (Software & Services)	801,180
101,000	Fujikura Ltd. (Capital Goods)	434,903
272,000	Fujitsu General Ltd. (Consumer Durables & Apparel)	3,138,859
33,100	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	355,448
34,800	Geo Holdings Corp. (Retailing)	318,836
810	Global One Real Estate Investment Corp. (REIT)	2,534,357
8,300	Goldcrest Co. Ltd. (Real Estate)	173,752
85,200	G-Tekt Corp. (Automobiles & Components)	953,651
42,000	Gunze Ltd. (Consumer Durables & Apparel)	114,688
17,000	H2O Retailing Corp. (Retailing)	128,291
433	Hankyu REIT, Inc. (REIT)	2,327,339
12,700	Heiwa Real Estate Co. Ltd. (Real Estate)	199,379
9,500	Heiwado Co. Ltd. (Food & Staples Retailing)	134,486
224,800	Hitachi Capital Corp. (Diversified Financials)	5,540,745
344,000	Hitachi Kokusai Electric, Inc. (Technology Hardware & Equipment)	3,932,474
137,700	Hitachi Transport System Ltd. (Transportation)	2,112,988
17,200	Horiba Ltd. (Technology Hardware & Equipment)	594,541
9,200	House Foods Group, Inc. (Food, Beverage & Tobacco)	153,090
10,600	IBJ Leasing Co. Ltd. (Diversified Financials)	242,563

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
821	Ichigo Real Estate Investment Corp. (REIT)	$494,212
45,000	Ikyu Corp. (Retailing)(a)	488,852
28,700	Inabata & Co. Ltd. (Capital Goods)	270,090
112	Industrial & Infrastructure Fund Investment Corp. (REIT)	938,587
18,200	Internet Initiative Japan, Inc. (Software & Services)	422,271
8,600	Iriso Electronics Co. Ltd. (Technology Hardware & Equipment)	432,863
260,400	IT Holdings Corp. (Software & Services)	4,036,722
35,900	Iwai Cosmo Holdings, Inc. (Diversified Financials)	349,676
72,200	Jafco Co. Ltd. (Diversified Financials)	2,766,394
2,161	Japan Hotel REIT Investment Corp. (REIT)	994,038
1,838	Japan Rental Housing Investments, Inc. (REIT)	1,137,097
43,700	Japan Securities Finance Co. Ltd. (Diversified Financials)	240,542
145,000	Japan Vilene Co. Ltd. (Consumer Durables & Apparel)	798,856
342,100	JVC Kenwood Corp. (Consumer Durables & Apparel)*	723,166
13,100	Kanematsu Electronics Ltd. (Technology Hardware & Equipment)	174,945
38,600	Kasumi Co. Ltd. (Food & Staples Retailing)	272,336
4,700	Kato Sangyo Co. Ltd. (Food & Staples Retailing)	97,754
182,000	Kato Works Co. Ltd. (Capital Goods)	1,049,712
2,620,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	5,260,820
57,900	Keihin Corp. (Automobiles & Components)	840,268
19	Kenedix Office Investment Corp. (REIT)	94,914
162,600	Kewpie Corp. (Food, Beverage & Tobacco)	2,338,923
119,700	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,803,263
14,900	Koa Corp. (Technology Hardware & Equipment)	143,207
12,800	Kohnan Shoji Co. Ltd. (Retailing)	129,577
14,200	Kokuyo Co. Ltd. (Commercial & Professional Services)	108,589
85,700	Komori Corp. (Capital Goods)	1,090,005
6,300	Konishi Co. Ltd. (Materials)	112,713
104,000	Krosaki Harima Corp. (Materials)	217,252
3,600	K’s Holdings Corp. (Retailing)	104,473
210,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	357,708
83,000	Kuroda Electric Co. Ltd. (Capital Goods)	1,333,483

Common Stocks – (continued)
Japan – (continued)
446,000	KYB Co. Ltd. (Automobiles & Components)	$1,816,792
44,800	Kyokuto Kaihatsu Kogyo Co. Ltd. (Capital Goods)	588,974
103,200	Kyokuto Securities Co. Ltd. (Diversified Financials)(a)	1,618,632
41,500	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	799,914
30,300	Kyoritsu Maintenance Co. Ltd. (Consumer Services)(a)	1,034,872
55,000	Kyosan Electric Manufacturing Co. Ltd. (Capital Goods)	190,232
45,600	Kyowa Exeo Corp. (Capital Goods)	589,868
99,300	Lifenet Insurance Co. (Insurance)*	432,853
62,000	Lion Corp. (Household & Personal Products)	339,649
25,400	Macnica, Inc. (Technology Hardware & Equipment)	753,136
228,000	Maeda Road Construction Co. Ltd. (Capital Goods)	3,535,272
19,000	Makino Milling Machine Co. Ltd. (Capital Goods)	141,454
28,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	83,342
6,900	Maruha Nichiro Corp. (Food, Beverage & Tobacco)*	109,336
4,300	Maruwa Co. Ltd. (Technology Hardware & Equipment)	152,569
75,000	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	2,213,212
43,400	Megmilk Snow Brand Co. Ltd. (Food, Beverage & Tobacco)	575,875
39,000	Melco Holdings, Inc. (Technology Hardware & Equipment)	593,040
293	MID REIT, Inc. (REIT)	662,942
11,800	Ministop Co. Ltd. (Food & Staples Retailing)	178,711
87,100	Mirait Holdings Corp. (Capital Goods)	766,138
200,000	Mito Securities Co. Ltd. (Diversified Financials)	698,679
84,500	Mitsui High-Tec, Inc. (Semiconductors & Semiconductor Equipment)	532,960
73,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	302,890
61,200	Modec, Inc. (Energy)	1,356,151
155	Mori Hills REIT Investment Corp. (REIT)	206,842
324	Mori Trust Sogo REIT, Inc. (REIT)	486,271
371,000	Morinaga Milk Industry Co. Ltd. (Food, Beverage & Tobacco)	1,384,871
21,800	NEC Capital Solutions Ltd. (Capital Goods)(a)	377,273
78,100	NEC Networks & System Integration Corp. (Software & Services)	1,649,967

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
13,000	Neturen Co. Ltd. (Materials)	$89,190
164,600	Nichicon Corp. (Technology Hardware & Equipment)	1,220,917
18,000	Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	279,195
13,300	NIFTY Corp. (Software & Services)	188,659
237,000	Nippo Corp. (Capital Goods)	3,621,242
213	Nippon Accommodations Fund, Inc. (REIT)	751,247
447,000	Nippon Chemi-Con Corp. (Technology Hardware & Equipment)*	1,428,859
176,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	981,970
7,000	Nippon Kayaku Co. Ltd. (Materials)	83,300
160,100	Nippon Light Metal Holdings Co. Ltd. (Materials)	225,753
115,100	Nippon Paper Industries Co. Ltd. (Materials)(a)	2,103,534
17,000	Nippon Seiki Co. Ltd. (Automobiles & Components)	297,250
28,000	Nippon Shinyaku Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	493,246
1,238,400	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)*	2,849,774
139,000	Nippon Thompson Co. Ltd. (Capital Goods)	633,480
83,800	Nisshin Steel Co. Ltd. (Materials)	860,660
12,000	Nisshinbo Holdings, Inc. (Capital Goods)	102,807
261,000	Nissin Electric Co. Ltd. (Capital Goods)	1,451,537
12,200	Nitto Kogyo Corp. (Capital Goods)	252,948
5,300	Nitto Kohki Co. Ltd. (Capital Goods)	96,498
349	Nomura Real Estate Office Fund, Inc. (REIT)	1,510,347
202	Nomura Real Estate Residential Fund, Inc. (REIT)	1,117,659
25,400	Noritz Corp. (Capital Goods)	451,255
151,300	North Pacific Bank Ltd. (Banks)	612,867
407,000	NS United Kaiun Kaisha Ltd. (Transportation)	914,560
439,000	NTN Corp. (Capital Goods)	1,502,443
3,700	Odelic Co. Ltd. (Capital Goods)	100,538
23,700	Okabe Co. Ltd. (Capital Goods)	325,877
21,200	Otsuka Kagu Ltd. (Retailing)	206,854
34,400	Paltac Corp. (Retailing)	424,926
170,500	Pioneer Corp. (Consumer Durables & Apparel)*	368,398
23,300	Pocket Card Co. Ltd. (Diversified Financials)	152,713
48,000	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,878,512
196	Premier Investment Corp. (REIT)	757,188

Common Stocks – (continued)
Japan – (continued)
42,000	Rengo Co. Ltd. (Materials)	$187,686
34,900	Riso Kagaku Corp. (Technology Hardware & Equipment)	860,920
178,700	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,152,539
47,400	Roland Corp. (Consumer Durables & Apparel)	673,769
15,000	Roland DG Corp. (Technology Hardware & Equipment)	507,001
119,000	Ryobi Ltd. (Capital Goods)	352,532
21,300	Saizeriya Co. Ltd. (Consumer Services)	244,050
26,900	Sakata INX Corp. (Materials)	237,262
49,800	Sakata Seed Corp. (Food, Beverage & Tobacco)	695,684
16,100	San-A Co. Ltd. (Food & Staples Retailing)	464,008
114,000	Sankyu, Inc. (Transportation)	434,548
51,200	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	321,360
182,000	Sanwa Holdings Corp. (Capital Goods)	1,111,881
59,000	Sanyo Denki Co. Ltd. (Capital Goods)	397,398
339,000	Sanyo Special Steel Co. Ltd. (Materials)	1,322,205
13,300	Sawada Holdings Co. Ltd. (Diversified Financials)	112,808
11,900	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	736,473
75,700	Seikagaku Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	906,385
109,000	Seino Holdings Co. Ltd. (Transportation)	1,077,328
2,858	Sekisui House SI Investment Co. (REIT)(a)	2,700,181
10,000	Sekisui Jushi Corp. (Capital Goods)	133,144
484,000	Senko Co. Ltd. (Transportation)(a)	2,212,179
16,800	Shima Seiki Manufacturing Ltd. (Capital Goods)	280,366
31,000	Shimachu Co. Ltd. (Retailing)	681,151
197,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	804,829
273,500	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,801,188
13,900	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	128,066
335,000	Sinfonia Technology Co. Ltd. (Capital Goods)	515,312
212,800	Skymark Airlines, Inc. (Transportation)	650,646
188,000	SMK Corp. (Technology Hardware & Equipment)	701,346

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
62,300	Sodick Co. Ltd. (Capital Goods)	$231,329
312,600	Square Enix Holdings Co. Ltd. (Software & Services)(a)	5,028,056
13,600	St. Marc Holdings Co. Ltd. (Consumer Services)	644,559
81,900	Start Today Co. Ltd. (Retailing)	1,716,336
241,000	Sumitomo Bakelite Co. Ltd. (Materials)	917,839
34,200	Sumitomo Densetsu Co. Ltd. (Capital Goods)	421,740
56,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)	352,314
3,400	Sundrug Co. Ltd. (Food & Staples Retailing)	139,103
230,000	T RAD Co. Ltd. (Automobiles & Components)	600,574
10,000	Tadano Ltd. (Capital Goods)	141,398
75,000	Taikisha Ltd. (Capital Goods)	1,622,758
13,600	Takaoka Toko Co. Ltd. (Capital Goods)	194,169
19,000	Takara Bio, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)(a)	206,267
183,900	Tecmo Koei Holdings Co. Ltd. (Software & Services)	2,196,880
239,000	The 77 Bank Ltd. (Banks)	1,078,973
29,000	The Hokkoku Bank Ltd. (Banks)	97,109
25,000	The Juroku Bank Ltd. (Banks)	87,331
7,100	The Kiyo Bank Ltd. (Banks)	83,546
8,100	The Musashino Bank Ltd. (Banks)	259,564
107,000	The Nippon Road Co. Ltd. (Capital Goods)	544,705
10,800	The Nippon Signal Co. Ltd. (Capital Goods)	89,555
54,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	359,794
73,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	244,419
56,000	The Ogaki Kyoritsu Bank Ltd. (Banks)	151,259
5,600	The Okinawa Electric Power Co., Inc. (Utilities)	183,028
77,000	The San-In Godo Bank Ltd. (Banks)	508,212
54,000	Toa Corp. (Capital Goods)	101,583
19,000	Toagosei Co. Ltd. (Materials)	79,505
15,100	Tocalo Co. Ltd. (Capital Goods)	236,072
32,000	Toei Co. Ltd. (Media)	179,150
19,900	Tohokushinsha Film Corp. (Media)	153,968
154,000	Tokai Carbon Co. Ltd. (Materials)	494,073
68,000	Toko, Inc. (Technology Hardware & Equipment)(a)	197,825
187,000	Tokuyama Corp. (Materials)	542,335
56,200	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	947,078
166	Top REIT, Inc. (REIT)	720,582

Common Stocks – (continued)
Japan – (continued)
19,100	Topre Corp. (Automobiles & Components)	$193,270
5,200	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	147,720
140,000	Toshiba Machine Co. Ltd. (Capital Goods)	628,758
33,000	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,409,935
52,000	Toyo Engineering Corp. (Capital Goods)	229,448
47,000	Toyo Ink SC Holdings Co. Ltd. (Materials)	191,730
72,000	Toyo Securities Co. Ltd. (Diversified Financials)	198,346
43,000	Toyo Tire & Rubber Co. Ltd. (Automobiles & Components)	320,645
20,800	TS Tech Co. Ltd. (Automobiles & Components)	554,732
19,000	Tsukishima Kikai Co. Ltd. (Capital Goods)	202,198
39,900	TV Asahi Holdings Corp. (Media)	695,229
4,100	Union Tool Co. (Capital Goods)	96,116
6,100	Unipres Corp. (Automobiles & Components)	117,859
24,030	Usen Corp. (Media)*	88,661
50,100	Ushio, Inc. (Capital Goods)	654,387
50,600	Valor Co. Ltd. (Food & Staples Retailing)	655,830
86,600	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	566,354
193,000	Wakita & Co. Ltd. (Capital Goods)	2,190,653
82,600	West Holdings Corp. (Consumer Durables & Apparel)(a)	1,111,930
13,600	Xebio Co. Ltd. (Retailing)	251,520
183,500	Yokogawa Bridge Holdings Corp. (Capital Goods)	2,433,229
51,300	Yokohama Reito Co. Ltd. (Food & Staples Retailing)	415,264
8,300	Yoshinoya Holdings Co. Ltd. (Consumer Services)	105,111
7,500	Yusen Logistics Co. Ltd. (Transportation)	86,372
20,300	Zensho Holdings Co. Ltd. (Consumer Services)	205,216
5,300	ZERIA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	111,118

		201,127,149

Jersey – 0.3%
1,939,409	Centamin PLC (Materials)*	2,119,609
151,669	Highland Gold Mining Ltd. (Materials)	157,631

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Jersey – (continued)
71,082	Petra Diamonds Ltd. (Materials)*	$196,083

		2,473,323

Luxembourg – 0.6%
199,985	APERAM (Materials)*	5,203,333

Netherlands – 2.0%
77,154	Aalberts Industries NV (Capital Goods)	2,570,139
153,520	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)*	2,619,704
225,009	BinckBank NV (Diversified Financials)(a)	2,542,366
20,050	Brunel International NV (Commercial & Professional Services)	1,358,218
12,930	Corbion NV (Food, Beverage & Tobacco)	299,881
3,601	Eurocommercial Properties NV CVA (Real Estate)	165,320
200,792	PostNL NV (Transportation)*	882,546
349,050	SNS REAAL NV (Diversified Financials)*(a)	—
575,531	TomTom NV (Consumer Durables & Apparel)*	4,080,874
100,116	USG People NV (Commercial & Professional Services)	1,732,156
9,534	Wereldhave NV (REIT)	801,725

		17,052,929

New Zealand – 0.7%
2,556,586	Air New Zealand Ltd. (Transportation)	4,632,704
72,267	Infratil Ltd. (Utilities)	143,426
256,644	New Zealand Oil & Gas Ltd. (Energy)	171,511
239,042	Summerset Group Holdings Ltd. (Health Care Equipment & Services)	720,113

		5,667,754

Norway – 0.4%
74,409	Borregaard ASA (Materials)	517,183
30,425	Leroey Seafood Group ASA (Food, Beverage & Tobacco)	1,077,595
69,339	Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment)*(a)	389,024
106,419	SpareBanken 1 SMN (Banks)	945,092

		2,928,894

Portugal – 0.5%
308,135	Mota-Engil SGPS SA (Capital Goods)	2,358,810
255,253	Portucel SA (Materials)	1,210,301
105,950	REN – Redes Energeticas Nacionais SGPS SA (Utilities)	398,467

		3,967,578

Common Stocks – (continued)
Singapore – 1.1%
21,353	Cape PLC (Commercial & Professional Services)	$108,273
448,000	Chip Eng Seng Corp. Ltd. (Capital Goods)	273,802
749,000	CSE Global Ltd. (Software & Services)	355,693
3,752,000	Ezra Holdings Ltd. (Energy)	3,151,444
167,000	First Resources Ltd. (Food, Beverage & Tobacco)	342,971
100,000	Frasers Commercial Trust (REIT)	101,472
219,000	Hi-P International Ltd. (Technology Hardware & Equipment)	101,497
216,000	Ho Bee Land Ltd. (Real Estate)	395,317
785,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)	668,537
340,000	Mapletree Industrial Trust (REIT)	391,245
2,451,000	Mapletree Logistics Trust (REIT)	2,152,649
303,000	Midas Holdings Ltd. (Materials)	113,905
254,000	Stamford Land Corp. Ltd. (Consumer Services)	120,666
561,000	Wing Tai Holdings Ltd. (Real Estate)	897,274

		9,174,745

Spain – 2.2%
333,271	Bankinter SA (Banks)	2,551,681
74,120	Bolsas y Mercados Espanoles SA (Diversified Financials)	3,229,067
32,086	Duro Felguera SA (Capital Goods)	218,918
454,838	Ence Energia y Celulosa SA (Materials)*	1,339,670
112,924	Fomento de Construcciones y Contratas SA (Capital Goods)*(a)	2,490,985
576,391	Gamesa Corp. Tecnologica SA (Capital Goods)*	5,729,233
396,828	Liberbank SA (Banks)*(a)	495,365
82,414	Papeles y Cartones de Europa SA (Materials)	455,945
41,911	Sacyr SA (Capital Goods)*(a)	276,043
27,003	Tecnicas Reunidas SA (Energy)	1,626,493
119,699	Zeltia SA (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	451,566

		18,864,966

Sweden – 4.3%
20,291	B&B Tools AB (Capital Goods)	372,337
44,906	Betsson AB (Consumer Services)*	1,641,682
86,571	Bilia AB (Retailing)(a)	2,874,450
25,966	BioGaia AB (Pharmaceuticals, Biotechnology & Life Sciences)*	778,716
69,817	Castellum AB (Real Estate)	1,190,569
58,703	Eniro AB (Media)*	469,711
152,587	Fabege AB (Real Estate)	2,143,528
121,178	Fastighets AB Balder (Real Estate)*	1,554,614
73,353	Haldex AB (Capital Goods)	940,906
1,900	Hexpol AB (Materials)	180,023

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
45,778	Industrial & Financial Systems AB (Software & Services)(a)	$1,313,205
91,942	JM AB (Consumer Durables & Apparel)(a)	3,124,182
116,139	Klovern AB (Real Estate)(a)	638,687
34,214	Kungsleden AB (Real Estate)	279,461
20,738	Lindab International AB (Capital Goods)*	258,538
295,818	Meda AB (Pharmaceuticals, Biotechnology & Life Sciences)	5,317,316
85,404	NCC AB (Capital Goods)	2,992,174
23,182	Net Entertainment NE AB (Software & Services)*	10,696
23,182	Net Entertainment NE AB (Software & Services)*	557,962
185,678	Nobia AB (Consumer Durables & Apparel)	1,684,815
85,789	Nolato AB (Capital Goods)	1,958,884
40,939	Orexo AB (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	664,672
839,687	SAS AB (Transportation)*(a)	1,805,761
175,942	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	1,934,733
54,279	Wallenstam AB (Real Estate)(a)	890,982
26,696	Wihlborgs Fastigheter AB (Real Estate)	514,698

		36,093,302

Switzerland – 4.9%
12,938	AFG Arbonia-Forster Holding AG (Registered) (Capital Goods)*	431,306
61,909	Ascom Holding AG (Registered) (Technology Hardware & Equipment)	1,151,705
11,790	Autoneum Holding AG (Automobiles & Components)*	2,501,260
10,294	Basilea Pharmaceutica (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	1,078,586
10,562	Bossard Holding AG (Registered) (Capital Goods)*	1,454,865
434	Emmi AG (Registered) (Food, Beverage & Tobacco)*	159,246
3,624	Flughafen Zuerich AG (Registered) (Transportation)	2,286,315
4,024	Galenica AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,097,557
6,315	Georg Fischer AG (Registered) (Capital Goods)*	5,009,725
2,274	Helvetia Holding AG (Registered) (Insurance)	1,133,472
37,074	Implenia AG (Registered) (Capital Goods)*	2,718,520

Common Stocks – (continued)
Switzerland – (continued)
7,673	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	$2,746,273
428	Intershop Holdings AG (Real Estate)	165,429
10,897	Komax Holding AG (Registered) (Capital Goods)*	1,686,707
47,990	Kudelski SA (Technology Hardware & Equipment)	827,641
5,028	Kuoni Reisen Holding AG (Registered) (Consumer Services)*	2,220,430
184	LEM Holding SA (Registered) (Technology Hardware & Equipment)	151,992
40,153	Logitech International SA (Registered) (Technology Hardware & Equipment)	544,583
1,415	Mobimo Holding AG (Registered) (Real Estate)*	304,120
118,753	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	1,891,699
31,238	PSP Swiss Property AG (Registered) (Real Estate)*	3,002,445
4,103	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	768,864
29,412	U-Blox AG (Semiconductors & Semiconductor Equipment)*	3,600,946
24,923	Zehnder Group AG (Capital Goods)(a)	1,087,426

		41,021,112

United Kingdom – 16.5%
57,439	Advanced Medical Solutions Group PLC (Health Care Equipment & Services)	120,498
450,486	Afren PLC (Energy)*	1,196,592
23,132	Alent PLC (Materials)	124,198
264,751	Ashmore Group PLC (Diversified Financials)(a)	1,572,586
129,854	Barratt Developments PLC (Consumer Durables & Apparel)	812,129
148,927	Berendsen PLC (Commercial & Professional Services)	2,602,641
21,103	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	818,832
83,736	Betfair Group PLC (Consumer Services)	1,367,143
153,530	Big Yellow Group PLC (REIT)	1,334,527
138,134	Bodycote PLC (Capital Goods)	1,704,506
662,098	Booker Group PLC (Food & Staples Retailing)	1,647,024
93,838	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	843,790
294,776	Cairn Energy PLC (Energy)*	918,162
78,979	Capital & Counties Properties PLC (Real Estate)	445,512
149,209	Chesnara PLC (Insurance)	830,091

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
52,985	Clinigen Group PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	$434,104
11,751	Close Brothers Group PLC (Diversified Financials)	277,573
75,043	Computacenter PLC (Software & Services)	826,140
68,740	Concentric AB (Capital Goods)*	972,571
22,042	Costain Group PLC (Capital Goods)	100,188
236,483	CSR PLC (Semiconductors & Semiconductor Equipment)	2,297,772
7,717	Daily Mail & General Trust PLC (Media)	106,372
38,967	Dairy Crest Group PLC (Food, Beverage & Tobacco)	304,024
163,618	Dart Group PLC (Transportation)	815,551
4,220	Derwent London PLC (REIT)	194,131
202,883	Diploma PLC (Capital Goods)	2,264,224
34,001	Drax Group PLC (Utilities)	380,608
861,478	DS Smith PLC (Materials)	4,590,865
394,116	Elementis PLC (Materials)	1,850,138
877,990	EnQuest PLC (Energy)*	2,037,800
261,997	Fenner PLC (Capital Goods)	1,833,065
193,044	Galliford Try PLC (Capital Goods)	3,885,857
1,383,678	Globo PLC (Software & Services)*(a)	1,284,911
59,906	Go-Ahead Group PLC (Transportation)	1,997,818
603,891	Halfords Group PLC (Retailing)	4,531,442
1,308,094	Hansteen Holdings PLC (REIT)	2,277,606
131,009	Hays PLC (Commercial & Professional Services)	334,230
168,123	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	4,411,862
20,329	Hill & Smith Holdings PLC (Materials)	192,024
1,182,581	Home Retail Group PLC (Retailing)	4,086,187
76,283	Homeserve PLC (Commercial & Professional Services)	435,172
490,426	IG Group Holdings PLC (Diversified Financials)	5,273,849
642,574	Intermediate Capital Group PLC (Diversified Financials)	4,823,042
268,276	Interserve PLC (Capital Goods)	3,006,604
30,217	JD Wetherspoon PLC (Consumer Services)	430,501
239,149	John Wood Group PLC (Energy)	3,171,053
127,353	Keller Group PLC (Capital Goods)	2,148,585
699,907	Ladbrokes PLC (Consumer Services)	1,814,978
264,792	Lancashire Holdings Ltd. (Insurance)	3,129,524
66,862	Lookers PLC (Retailing)	157,832
790,491	Man Group PLC (Diversified Financials)	1,319,211
228,434	Micro Focus International PLC (Software & Services)	2,995,779

Common Stocks – (continued)
United Kingdom – (continued)
38,675	Mitchells & Butlers PLC (Consumer Services)*	$288,148
285,281	Mondi PLC (Materials)	4,742,490
475,053	Moneysupermarket.com Group PLC (Software & Services)	1,465,489
13,785	Morgan Sindall Group PLC (Capital Goods)	184,451
285,745	N Brown Group PLC (Retailing)	2,476,571
140,098	Northgate PLC (Transportation)	1,226,365
48,019	Pace PLC (Technology Hardware & Equipment)	295,893
199,747	Paragon Group of Companies PLC (Banks)	1,208,559
523,922	Pennon Group PLC (Utilities)	6,707,078
297,572	Premier Foods PLC (Food, Beverage & Tobacco)*	288,892
114,406	Premier Oil PLC (Energy)	655,095
491,545	QinetiQ Group PLC (Capital Goods)	1,751,244
402,970	Redefine International PLC (REIT)	377,608
89,761	Rightmove PLC (Media)	3,656,802
8,208	Rotork PLC (Capital Goods)	359,973
25,274	RPC Group PLC (Materials)	256,146
20,570	RPS Group PLC (Commercial & Professional Services)	102,879
28,661	Savills PLC (Real Estate)	290,347
42,754	Senior PLC (Capital Goods)	206,628
38,029	Shaftesbury PLC (REIT)	425,200
61,541	Shanks Group PLC (Commercial & Professional Services)	106,241
389,172	SIG PLC (Capital Goods)	1,261,269
188,857	Soco International PLC (Energy)*	1,380,293
861,670	Speedy Hire PLC (Capital Goods)	820,434
39,446	ST Modwen Properties PLC (Real Estate)	247,421
50,422	Stagecoach Group PLC (Transportation)	316,188
184,266	Stobart Group Ltd. (Transportation)(a)	426,227
3,585	Telecom Plus PLC (Utilities)	93,699
39,703	The Restaurant Group PLC (Consumer Services)	419,221
1,951,285	Thomas Cook Group PLC (Consumer Services)*	5,768,196
18,737	Tipp24 SE (Consumer Services)(a)	1,351,890
146,626	Trinity Mirror PLC (Media)*	429,707
309,732	TT electronics PLC (Technology Hardware & Equipment)	1,095,583
41,898	Tullett Prebon PLC (Diversified Financials)	225,207
64,201	Vectura Group PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	152,840
13,698	Vesuvius PLC (Capital Goods)	96,620
105,891	Victrex PLC (Materials)	3,334,002
288,444	WH Smith PLC (Retailing)	5,349,373
49,682	Workspace Group PLC (REIT)	481,489
27,251	WS Atkins PLC (Commercial & Professional Services)	591,029

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
97,989	Xchanging PLC (Software & Services)	$263,574

		138,507,785

TOTAL COMMON STOCKS
(Cost $690,511,857)		$771,296,133

Preferred Stocks – 0.4%
Germany – 0.3%
10,210	Biotest AG (Pharmaceuticals, Biotechnology & Life Sciences)	$1,345,401
1,122	Jungheinrich AG (Capital Goods)	83,520
23,846	Sixt SE (Transportation)	771,674
595	Sto AG (Materials)	119,281

		2,319,876

Italy – 0.1%
158,887	Unipol Gruppo Finanziario SpA (Insurance)	1,050,176

		1,050,176

TOTAL PREFERRED STOCKS
(Cost $2,542,933)		$3,370,052

Units	Description	Expiration Month	Value
Right – 0.0%
Portugal – 0.0%
193,770	Mota-Engil SGPS SA (Capital Goods)*	03/14	$110,219
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $693,054,790)			$774,776,404

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 7.7%
Goldman Sachs Financial Square Money Market Fund – FST Shares
64,485,537	0.067%	$64,485,537
(Cost $64,485,537)

TOTAL INVESTMENTS– 99.8%
(Cost $757,540,327)		$839,261,941

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		2,038,387

NET ASSETS – 100.0%		$841,300,328

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at April 30, 2014.
(c)	Represents an affiliated issuer.

Investment Abbreviations:

CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	553	June 2014	$24,128,583	$157,402
FTSE 100 Index	110	June 2014	12,526,155	219,779
Hang Seng Index	9	May 2014	1,267,472	(26,614)
MSCI Singapore Index	23	May 2014	1,351,711	7,678
SPI 200 Index	43	June 2014	5,461,753	21,834
TSE TOPIX Index	133	June 2014	15,032,181	(216,094)
TOTAL				$163,985

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2014 (Unaudited)

	Emerging Markets Equity Insights Fund		International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $608,631,627, $856,036,482 and $693,054,790)(a)	$642,700,691		$917,140,594	$774,776,404
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	15,680,600		63,772,469	64,485,537
Cash	4,670,835		3,289,631	38,030,922
Foreign currencies, at value (cost $0, $25,499,664 and $62,292,495)	—		25,613,768	62,572,074
Due from custodian	—		—	2,613,386
Receivables:
Investments sold	10,698,264		11,414,008	11,913,863
Dividends	547,798		4,413,679	3,333,805
Fund shares sold	276,150		64,446	2,975,870
Reimbursement from investment adviser	27,933		44,884	54,023
Foreign tax reclaims	26,136		919,477	300,438
Securities lending income	11,170		166,495	105,197
Collateral on certain derivative contracts(b)	—		—	3,208,372
Other assets	7,243		60,778	7,957
Total assets	674,646,820		1,026,900,229	964,377,848

Liabilities:
Due to custodian	3,482,329		—	—
Payables:
Payable upon return of securities loaned	15,680,600		63,772,469	64,485,537
Fund shares redeemed	5,555,842		622,287	5,385,755
Amounts owed to affiliates	572,857		733,579	623,861
Foreign capital gains taxes	221,263		—	—
Investments purchased	—		178,759	52,174,952
Variation margin on certain derivative contracts	—		21,232	308,734
Accrued expenses	135,852		176,701	98,681
Total liabilities	25,648,743		65,505,027	123,077,520

Net Assets:
Paid-in capital	640,577,957		2,238,954,387	738,706,007
Undistributed (distributions in excess of) net investment income	(125,119)		12,276,549	(1,884,187)
Accumulated net realized gain (loss)	(25,324,234)		(1,351,318,112)	22,289,735
Net unrealized gain	33,869,473		61,482,378	82,188,773
NET ASSETS	$648,998,077		$961,395,202	$841,300,328
Net Assets:
Class A	$30,593,817		$88,105,403	$143,806,815
Class B	—		1,622,522	—
Class C	880,311		3,318,741	12,203,842
Institutional	616,813,192		863,536,998	666,948,071
Service	—		4,243,582	—
Class IR	685,066		427,974	18,341,600
Class R	25,691	(c)	139,982	—
Total Net Assets	$648,998,077		$961,395,202	$841,300,328
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	3,591,708		7,865,728	13,387,475
Class B	—		145,943	—
Class C	104,228		300,309	1,163,146
Institutional	72,601,416		75,263,223	62,119,332
Service	—		376,369	—
Class IR	80,719		38,822	1,713,408
Class R	3,027	(c)	12,689	—
Net asset value, offering and redemption price per share:(d)
Class A	$8.52		$11.20	$10.74
Class B	—		11.12	—
Class C	8.45		11.05	10.49
Institutional	8.50		11.47	10.74
Service	—		11.28	—
Class IR	8.49		11.02	10.70
Class R	8.49	(c)	11.03	—

(a)	Includes loaned securities having a market value of $15,033,669, $59,745,568, and $60,823,201 for the International Equity Insights, Emerging Markets Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Segregated for initial margin on futures transactions for the International Small Cap Insights Fund.
(c)	Commenced operations on February 28, 2014.
(d)	Maximum public offering price per share for Class A shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Fund is $9.02, $11.85 and $11.37, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:
Dividends (net of foreign taxes withheld of $653,240, $1,037,433 and $631,539)	$5,959,187	$25,971,944	$7,452,432
Securities lending income — affiliated issuer	70,862	367,657	411,876
Total investment income	6,030,049	26,339,601	7,864,308

Expenses:
Management fees	2,939,426	4,150,529	2,675,224
Custody, accounting and administrative services	332,475	146,346	127,184
Transfer Agent fees(a)	138,844	266,799	207,609
Professional fees	97,273	59,100	66,445
Distribution and Service fees(a)	37,099	136,864	152,610
Printing and mailing costs	14,985	30,662	26,753
Registration fees	13,403	10,542	21,049
Trustee fees	12,614	16,166	12,557
Service share fees — Service Plan	—	6,703	—
Service share fees — Shareholder Administration Plan	—	6,703	—
Other	28,661	27,304	18,626
Total expenses	3,614,780	4,857,718	3,308,057
Less — expense reductions	(70,818)	(263,346)	(221,328)
Net expenses	3,543,962	4,594,372	3,086,729
NET INVESTMENT INCOME	2,486,087	21,745,229	4,777,579

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(2,846,909)	67,727,196	22,707,883
Futures contracts	—	3,541,083	282,654
Foreign currency transactions	(555,928)	(964,741)	185,564
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $278,202, $0 and $0)	(21,516,097)	(46,239,280)	3,464,040
Futures contracts	—	(811,519)	(246,918)
Foreign currency translation	358,095	260,221	215,493
Net realized and unrealized gain (loss)	(24,560,839)	23,512,960	26,608,716
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,074,752)	$45,258,189	$31,386,295

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Emerging Markets Equity Insights	$32,473	N/A	$4,606	$20	$24,680	N/A	$875	$111,906	N/A	$1,375	$8(b)
International Equity Insights	111,800	$8,746	15,974	344	84,969	$1,662	3,035	175,525	$1,073	405	130
International Small Cap Insights	115,905	N/A	36,705	N/A	88,088	N/A	6,974	104,103	N/A	8,444	N/A

(b)	Commenced operations on February 28, 2014.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund
	For the Six Months Ended April 30, 2014 (Unaudited)	For the Fiscal Year Ended October 31, 2013
From operations:
Net investment income	$2,486,087	$10,674,666
Net realized gain (loss)	(3,402,837)	7,093,221
Net change in unrealized gain (loss)	(21,158,002)	18,827,037
Net increase (decrease) in net assets resulting from operations	(22,074,752)	36,594,924

Distributions to shareholders:
From net investment income
Class A Shares	(223,899)	(646,730)
Class B Shares	—	—
Class C Shares	(9,186)	(1,269)
Institutional Shares	(7,745,349)	(7,459,492)
Service Shares	—	—
Class IR Shares	(21,586)	(1,842)
Class R Shares	— (a)	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	— (a)	—
Total distributions to shareholders	(8,000,020)	(8,109,333)

From share transactions:
Proceeds from sales of shares	170,664,443	368,051,067
Reinvestment of distributions	7,753,915	8,086,923
Cost of shares redeemed	(83,176,043)	(336,079,347)
Net increase (decrease) in net assets resulting from share transactions	95,242,315	40,058,643
TOTAL INCREASE (DECREASE)	65,167,543	68,544,234

Net assets:
Beginning of period	583,830,534	515,286,300
End of period	$648,998,077	$583,830,534
Undistributed (distributions in excess of) net investment income	$(125,119)	$5,388,814

(a)	Commenced operations on February 28, 2014.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

International Equity Insights Fund		International Small Cap Insights Fund
For the Six Months Ended April 30, 2014 (Unaudited)	For the Fiscal Year Ended October 31, 2013	For the Six Months Ended April 30, 2014 (Unaudited)	For the Fiscal Year Ended October 31, 2013

$21,745,229	$27,398,632	$4,777,579	$9,321,525
70,303,538	127,734,924	23,176,101	40,015,452
(46,790,578)	70,192,523	3,432,615	55,173,555
45,258,189	225,326,079	31,386,295	104,510,532

(2,365,617)	(6,802,694)	(1,904,636)	(812,215)
(33,551)	(64,323)	—	—
(69,048)	(73,960)	(136,885)	(34,519)
(28,809,684)	(21,631,288)	(14,879,493)	(10,634,235)
(158,000)	(268,276)	—	—
(12,760)	(4,577)	(148,164)	(17,900)
(3,366)	(2,185)	—	—

—	—	(413,382)	—
—	—	—	—
—	—	(32,138)	—
—	—	(3,027,072)	—
—	—	—	—
—	—	(30,480)	—
—	—	—	—
(31,452,026)	(28,847,303)	(20,572,250)	(11,498,869)

91,997,798	379,701,366	383,837,959	247,421,409
31,175,399	28,534,242	18,076,085	10,415,151
(225,964,689)	(375,686,850)	(74,075,326)	(112,490,991)
(102,791,492)	32,548,758	327,838,718	145,345,569
(88,985,329)	229,027,534	338,652,763	238,357,232

1,050,380,531	821,352,997	502,647,565	264,290,333
$961,395,202	$1,050,380,531	$841,300,328	$502,647,565
$12,276,549	$21,983,346	$(1,884,187)	$10,407,412

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2014 - A	$8.95	$0.02		$(0.37)	$(0.35)	$(0.08)
2014 - C	8.90	(0.01)		(0.36)	(0.37)	(0.08)
2014 - Institutional	8.95	0.04		(0.37)	(0.33)	(0.12)
2014 - IR	8.94	0.03		(0.36)	(0.33)	(0.12)
2014 - R (Commenced February 28, 2014)	8.26	0.01		0.22	0.23	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	8.40	0.07		0.60	0.67	(0.12)
2013 - C	8.36	0.04		0.55	0.59	(0.05)
2013 - Institutional	8.40	0.16		0.53	0.69	(0.14)
2013 - IR	8.39	0.14		0.54	0.68	(0.13)
2012 - A	8.08	0.13		0.28	0.41	(0.09)
2012 - C	8.00	0.08		0.28	0.36	—
2012 - Institutional	8.12	0.16		0.28	0.44	(0.16)
2012 - IR	8.11	0.25		0.18	0.43	(0.15)
2011 - A	8.91	0.11		(0.87)	(0.76)	(0.07)
2011 - C	8.82	—	(e)	(0.81)	(0.81)	(0.01)
2011 - Institutional	8.96	0.16		(0.88)	(0.72)	(0.12)
2011 - IR	8.98	0.15		(0.90)	(0.75)	(0.12)
2010 - A	7.14	0.08		1.76	1.84	(0.07)
2010 - C	7.11	—	(e)	1.77	1.77	(0.06)
2010 - Institutional	7.17	0.10		1.79	1.89	(0.10)
2010 - IR (Commenced August 31, 2010)	7.67	0.01		1.30	1.31	—
2009 - A	4.45	0.12	(f)	2.61	2.73	(0.04)
2009 - C	4.41	0.07	(f)	2.64	2.71	(0.01)
2009 - Institutional	4.47	0.13	(f)	2.62	2.75	(0.05)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.34% of average net assets.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$8.52	(3.92)%	$30,594	1.59	%(d)	1.61	%(d)	0.45	%(d)	86%
8.45	(4.21)	880	2.34	(d)	2.36	(d)	(0.22	)(d)	86
8.50	(3.79)	616,813	1.19	(d)	1.21	(d)	0.87	(d)	86
8.49	(3.74)	685	1.34	(d)	1.36	(d)	0.70	(d)	86
8.49	2.78	26	1.83	(d)	1.87	(d)	0.54	(d)	86

8.95	8.00	24,758	1.52		1.65		0.82		249
8.90	7.02	989	2.31		2.48		0.51		249
8.95	8.41	556,434	1.14		1.27		1.87		249
8.94	8.16	1,649	1.32		1.50		1.59		249
8.40	5.26	50,760	1.45		1.69		1.58		180
8.36	4.49	228	2.20		2.46		0.97		180
8.40	5.68	464,180	1.05		1.30		1.98		180
8.39	5.48	118	1.20		1.41		3.06		180
8.08	(8.58)	17,089	1.45		1.71		1.17		200
8.00	(9.23)	207	2.20		2.46		0.01		200
8.12	(8.19)	273,027	1.05		1.31		1.75		200
8.11	(8.54)	1	1.20		1.46		1.67		200
8.91	25.91	52,030	1.45		1.70		0.99		214
8.82	25.07	1,282	2.20		2.45		0.04		214
8.96	26.56	364,053	1.05		1.30		1.25		214
8.98	17.08	1	1.20	(d)	1.45	(d)	0.51	(d)	214
7.14	61.83	2,694	1.45		1.76		2.04	(f)	182
7.11	61.28	1,426	2.20		2.51		1.13	(f)	182
7.17	62.25	311,960	1.05		1.36		2.38	(f)	182

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2014 - A	$10.99	$0.22	(d)	$0.27	$0.49	$(0.28)
2014 - B	10.86	0.17	(d)	0.29	0.46	(0.20)
2014 - C	10.83	0.19	(d)	0.26	0.45	(0.23)
2014 - Institutional	11.29	0.25	(d)	0.27	0.52	(0.34)
2014 - Service	11.06	0.19	(d)	0.31	0.50	(0.28)
2014 - IR	10.86	0.24	(d)	0.25	0.49	(0.33)
2014 - R	10.85	0.22	(d)	0.25	0.47	(0.29)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	9.00	0.19		2.11	2.30	(0.31)
2013 - B	8.89	0.16		2.04	2.20	(0.23)
2013 - C	8.87	0.16		2.04	2.20	(0.24)
2013 - Institutional	9.25	0.30		2.09	2.39	(0.35)
2013 - Service	9.06	0.22		2.08	2.30	(0.30)
2013 - IR	8.91	0.22		2.08	2.30	(0.35)
2013 - R	8.88	0.21		2.04	2.25	(0.28)
2012 - A	9.02	0.19		0.21	0.40	(0.42)
2012 - B	8.89	0.13		0.20	0.33	(0.33)
2012 - C	8.89	0.13		0.20	0.33	(0.35)
2012 - Institutional	9.27	0.24		0.21	0.45	(0.47)
2012 - Service	9.08	0.18		0.21	0.39	(0.41)
2012 - IR	8.97	0.20		0.21	0.41	(0.47)
2012 - R	8.93	0.17		0.20	0.37	(0.42)
2011 - A	10.21	0.28		(1.26)	(0.98)	(0.21)
2011 - B	10.06	0.19		(1.23)	(1.04)	(0.13)
2011 - C	10.06	0.19		(1.23)	(1.04)	(0.13)
2011 - Institutional	10.49	0.33		(1.30)	(0.97)	(0.25)
2011 - Service	10.27	0.27		(1.27)	(1.00)	(0.19)
2011 - IR	10.15	0.23		(1.18)	(0.95)	(0.23)
2011 - R	10.12	0.19		(1.18)	(0.99)	(0.20)
2010 - A	9.61	0.18		0.63	0.81	(0.21)
2010 - B	9.47	0.11		0.62	0.73	(0.14)
2010 - C	9.47	0.10		0.63	0.73	(0.14)
2010 - Institutional	9.86	0.22		0.66	0.88	(0.25)
2010 - Service	9.67	0.16		0.65	0.81	(0.21)
2010 - IR	9.56	0.20		0.63	0.83	(0.24)
2010 - R	9.55	0.15		0.63	0.78	(0.21)
2009 - A	8.06	0.17		1.77	1.94	(0.39)
2009 - B	7.91	0.12		1.73	1.85	(0.29)
2009 - C	7.90	0.12		1.74	1.86	(0.29)
2009 - Institutional	8.29	0.21		1.81	2.02	(0.45)
2009 - Service	8.08	0.16		1.79	1.95	(0.36)
2009 - IR	8.04	0.20		1.75	1.95	(0.43)
2009 - R	8.01	0.08		1.84	1.92	(0.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from several corporate actions which amounted to $0.14 per share and 2.55% of average net assets.
(e)	Annualized.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.20	4.63%	$88,105	1.29	%(e)	1.35	%(e)	4.07	%(d)(e)	65%
11.12	4.28	1,623	2.04	(e)	2.10	(e)	3.16	(d)(e)	65
11.05	4.24	3,319	2.04	(e)	2.10	(e)	3.48	(d)(e)	65
11.47	4.79	863,537	0.89	(e)	0.95	(e)	4.50	(d)(e)	65
11.28	4.66	4,244	1.39	(e)	1.45	(e)	3.47	(d)(e)	65
11.02	4.78	428	1.04	(e)	1.10	(e)	4.39	(d)(e)	65
11.03	4.50	140	1.54	(e)	1.60	(e)	4.10	(d)(e)	65

10.99	26.31	92,919	1.29		1.37		1.98		189
10.86	25.31	1,950	2.04		2.11		1.67		189
10.83	25.33	3,166	2.04		2.11		1.61		189
11.29	26.71	945,546	0.89		0.96		2.99		189
11.06	26.13	6,237	1.39		1.46		2.25		189
10.86	26.55	468	1.04		1.11		2.22		189
10.85	25.99	95	1.54		1.61		2.14		189
9.00	4.94	210,612	1.28		1.37		2.21		203
8.89	4.13	2,587	2.04		2.12		1.47		203
8.87	4.10	3,087	2.04		2.12		1.48		203
9.25	5.47	596,986	0.88		0.97		2.69		203
9.06	4.77	7,945	1.38		1.47		2.09		203
8.91	5.16	65	1.04		1.11		2.33		203
8.88	4.69	71	1.53		1.62		1.98		203
9.02	(9.87)	314,225	1.25		1.31		2.74		101
8.89	(10.52)	3,916	2.00		2.06		1.93		101
8.89	(10.50)	3,660	2.00		2.06		1.94		101
9.27	(9.52)	1,013,458	0.85		0.91		3.18		101
9.08	(9.91)	12,982	1.35		1.41		2.60		101
8.97	(9.58)	45	1.00		1.06		2.53		101
8.93	(9.99)	116	1.50		1.56		1.87		101
10.21	8.59	530,086	1.25		1.29		1.89		111
10.06	7.83	6,563	2.00		2.04		1.13		111
10.06	7.78	5,023	2.00		2.04		1.12		111
10.49	9.05	1,819,375	0.85		0.89		2.24		111
10.27	8.49	23,267	1.35		1.39		1.68		111
10.15	8.77	8	1.00		1.04		2.13		111
10.12	8.30	192	1.50		1.54		1.59		111
9.61	25.56	656,289	1.25		1.32		2.17		167
9.47	24.49	7,620	2.00		2.07		1.50		167
9.47	24.68	5,622	2.00		2.07		1.52		167
9.86	26.03	1,770,267	0.85		0.92		2.55		167
9.67	25.46	29,882	1.35		1.42		1.96		167
9.56	25.94	7	1.00		1.07		2.51		167
9.55	25.32	155	1.50		1.57		0.95		167

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2014 - A	$10.62	$0.07		$0.44	$0.51	$(0.32)	$(0.07)	$(0.39)
2014 - C	10.40	0.03		0.43	0.46	(0.30)	(0.07)	(0.37)
2014 - Institutional	10.62	0.08		0.45	0.53	(0.34)	(0.07)	(0.41)
2014 - IR	10.59	0.10		0.42	0.52	(0.34)	(0.07)	(0.41)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	8.29	0.23		2.49	2.72	(0.39)	—	(0.39)
2013 - C	8.13	0.14		2.47	2.61	(0.34)	—	(0.34)
2013 - Institutional	8.30	0.26		2.50	2.76	(0.44)	—	(0.44)
2013 - IR	8.28	0.22		2.52	2.74	(0.43)	—	(0.43)
2012 - A	7.92	0.17		0.38	0.55	(0.18)	—	(0.18)
2012 - C	7.79	0.11		0.38	0.49	(0.15)	—	(0.15)
2012 - Institutional	7.94	0.20		0.38	0.58	(0.22)	—	(0.22)
2012 - IR	7.93	0.16		0.40	0.56	(0.21)	—	(0.21)
2011 - A	8.20	0.17		(0.21)	(0.04)	(0.24)	—	(0.24)
2011 - C	8.08	0.13		(0.23)	(0.10)	(0.19)	—	(0.19)
2011 - Institutional	8.21	0.20		(0.20)	—	(0.27)	—	(0.27)
2011 - IR	8.21	0.20		(0.21)	(0.01)	(0.27)	—	(0.27)
2010 - A	7.03	0.12	(e)	1.21	1.33	(0.16)	—	(0.16)
2010 - C	6.95	0.09	(e)	1.17	1.26	(0.13)	—	(0.13)
2010 - Institutional	7.04	0.16	(e)	1.19	1.35	(0.18)	—	(0.18)
2010 - IR (Commenced August 31, 2010)	7.00	0.03	(e)	1.18	1.21	—	—	—
2009 - A	4.94	0.09		2.19	2.28	(0.19)	—	(0.19)
2009 - C	4.91	0.06		2.17	2.23	(0.19)	—	(0.19)
2009 - Institutional	4.96	0.12		2.19	2.31	(0.23)	—	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.19% of average net assets.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.74	5.00%	$143,807	1.31	%(d)	1.38	%(d)	1.35	%(d)	62%
10.49	4.56	12,204	2.06	(d)	2.13	(d)	0.65	(d)	62
10.74	5.22	666,948	0.91	(d)	0.98	(d)	1.55	(d)	62
10.70	5.20	18,342	1.06	(d)	1.13	(d)	1.99	(d)	62

10.62	34.41	53,564	1.30		1.48		2.52		166
10.40	33.40	3,514	2.05		2.24		1.53		166
10.62	34.96	441,964	0.90		1.07		2.85		166
10.59	34.77	3,605	1.05		1.26		2.28		166
8.29	7.32	18,914	1.30		1.51		2.13		150
8.13	6.56	896	2.05		2.26		1.44		150
8.30	7.80	244,135	0.90		1.11		2.59		150
8.28	7.54	345	1.05		1.26		2.06		150
7.92	(0.68)	29,729	1.30		1.47		1.95		79
7.79	(1.39)	856	2.05		2.22		1.56		79
7.94	(0.16)	249,545	0.90		1.07		2.30		79
7.93	(0.33)	1,368	1.05		1.22		2.39		79
8.20	19.36	34,154	1.30		1.50		1.71	(e)	113
8.08	18.50	213	2.05		2.25		1.24	(e)	113
8.21	19.67	236,265	0.90		1.10		2.18	(e)	113
8.21	17.29	1	1.05	(d)	1.25	(d)	2.49	(d)(e)	113
7.03	48.17	36,310	1.30		1.74		1.62		209
6.95	47.36	40	2.05		2.49		1.16		209
7.04	48.80	207,776	0.90		1.34		1.99		209

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2014 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, IR and R	Diversified
International Small Cap Insights	A, C, Institutional and IR	Diversified
International Equity Insights	A, B, C, Institutional, Service, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2014:

EMERGING MARKETS EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$114,364,706 (a)	$12,736,709	(b)	$—
Australia and Europe	26,415,420	489,183,856	(b)	—
Securities Lending Reinvestment Vehicle	15,680,600	—		—
Total	$156,460,726	$501,920,565		$—

INTERNATIONAL EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
Asia, Australia and Europe	$49,303,710	$867,836,884	(b)	$—
Securities Lending Reinvestment Vehicle	63,772,469	—		—
Total	$113,076,179	$867,836,884		$—

Derivative Type
Assets(c)
Futures Contracts	$269,686	$—		$—
Liabilities(c)
Futures Contracts	$(58,781)	$—		$—

INTERNATIONAL SMALL CAP INSIGHTS FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$5,096,919	(b)	$—
Asia, Australia and Europe	—	769,679,485	(b)	—
Securities Lending Reinvestment Vehicle	64,485,537	—		—
Total	$64,485,537	$774,776,404		$—

Derivative Type
Assets(c)
Futures Contracts	$406,693	$—		$—
Liabilities(c)
Futures Contracts	$(242,708)	$—		$—

(a)	For the reporting period $32,648,386 was transferred from Level 2 to Level 1 due to time zone changes whereby certain securities aligned with the timing of the net asset value calculation and therefore fair value model pricing was not applicable at the reporting period.
(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(c)	Amount shown represents unrealized gain at fiscal period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

International Equity Insights
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity	Receivable for unrealized gain on futures variation margin	$269,686	Payable for unrealized gain on futures variation margin	$(58,781)

International Small Cap Insights
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity	Receivable for unrealized gain on futures variation margin	$406,693	Payable for unrealized gain on futures variation margin	$(242,708)

(a)	Includes unrealized gain on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

International Equity Insights
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$3,541,083	$(811,519)	279

International Small Cap Insights
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$282,654	$(246,918)	312

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2014.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%
International Equity Insights	0.85	0.77	0.73	0.72	0.71	0.85
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.85

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended April 30, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge*
Fund	Class A	Class C
Emerging Markets Equity Insights	$1,097	$—
International Equity Insights	2,789	—
International Small Cap Insights	32,142	38

*	Goldman Sachs did not retain any contingent deferred sales charges for Class B Shares.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.144%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$1,910	$68,908	$70,818
International Equity Insights	3,270	260,076	263,346
International Small Cap Insights	4,488	216,840	221,328

As of April 30, 2014, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Emerging Markets Equity Insights	$540,503	$6,858	$25,496	$572,857
International Equity Insights	665,484	24,652	43,443	733,579
International Small Cap Insights	541,438	36,906	45,517	623,861

G.  Line of Credit Facility — As of April 30, 2014, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2014, the Funds did not have any borrowings under the facility. The facility was increased to $1,080,000,000 effective May 6, 2014.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the six months ended April 30, 2014, Goldman Sachs earned $12,466 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Insights Fund.

As of April 30, 2014, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	—%	5%	10%	8%	11%	12%
International Equity Insights	5	15	24	19	—	—
International Small Cap Insights	—	—	—	—	12	—

As of April 30, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% and 7% of the Class R Shares of the Emerging Market Equity Insights and International Equity Insight Funds, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$599,413,611	$512,469,025
International Equity Insights	624,519,267	744,446,030
International Small Cap Insights	646,525,975	381,393,952

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

At April 30, 2014, the Funds’ loaned securities were all subject to enforceable Securities Lending Agreements. Securities lending transactions on a net basis were as follows:

Security Lending Transactions	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Total gross amount presented in Statements of Assets and Liabilities	$15,033,669	$59,745,568	$60,823,201
Cash Collateral offsetting(1)	(15,033,669)	(59,745,568)	(60,823,201)
Net Amount(2)	—	—	—

(1)	At April 30, 2014 the value of the collateral received from each borrower exceeded the value of the related securities on loan.
(2)	Net amount represents the net amount due from the borrower or GSAL in the event of a default based on the contractual set-off rights under the agreement.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

7. SECURITIES LENDING (continued)

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2014, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2014		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2014
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$7,863	$3,384	$—
International Equity Insights	39,860	96,482	13,799,385
International Small Cap Insights	46,310	73,773	11,771,876

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended April 30, 2014:

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
Emerging Markets Equity Insights	13,500,753	164,028,185	(161,848,338)	15,680,600	$15,680,600
International Equity Insights	5,863,207	217,319,185	(159,409,923)	63,772,469	63,772,469
International Small Cap Insights	32,970,675	114,888,388	(83,373,526)	64,485,537	64,485,537

8. TAX INFORMATION

As the Fund’s most recent fiscal year end, October 31, 2013, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights
Capital loss carryforwards:
Expiring 2016(1)	$—	$(455,911,785)
Expiring 2017(1)	(16,672,089)	(940,883,655)
Expiring 2019(1)	—	(2,867,280)
Perpetual Long-term	—	(5,963,410)
Perpetual Short-term	—	(11,601,860)
Total capital loss carryforwards	$(16,672,089)	$(1,417,227,990)

(1)	Expiration occurs on October 31 of the year indicated.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

8. TAX INFORMATION (continued)

As of April 30, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$629,653,498	$925,400,161	$763,291,049
Gross unrealized gain	50,725,504	89,970,316	102,453,068
Gross unrealized loss	(21,997,711)	(34,457,414)	(26,482,176)
Net unrealized security gain	$28,727,793	$55,512,902	$75,970,892

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences related to the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

9. OTHER RISKS (continued)

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

10. IDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Six Months Ended April 30, 2014 (Unaudited)		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,501,899	$12,478,681	2,322,240	$20,618,692
Reinvestment of distributions	24,616	213,173	73,688	645,508
Shares redeemed	(701,134)	(5,774,035)	(5,669,845)	(50,290,832)
	825,381	6,917,819	(3,273,917)	(29,026,632)
Class C Shares
Shares sold	41,323	346,358	101,643	859,533
Reinvestment of distributions	921	7,932	127	1,115
Shares redeemed	(49,134)	(405,029)	(17,990)	(158,348)
	(6,890)	(50,739)	83,780	702,300
Institutional Shares
Shares sold	18,551,347	157,247,802	39,610,954	344,944,264
Reinvestment of distributions	871,372	7,511,224	852,057	7,438,458
Shares redeemed	(8,970,968)	(75,536,091)	(33,585,825)	(285,409,911)
	10,451,751	89,222,935	6,877,186	66,972,811
Class IR Shares
Shares sold	68,590	566,597	196,365	1,628,578
Reinvestment of distributions	2,504	21,586	211	1,842
Shares redeemed	(174,839)	(1,460,888)	(26,122)	(220,256)
	(103,745)	(872,705)	170,454	1,410,164
Class R Shares(a)
Shares sold	3,027	25,005	—	—
	3,027	25,005	—	—
NET INCREASE	11,169,524	$95,242,315	3,857,503	$40,058,643

(a)	Commenced operations on February 28, 2014.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Insights Fund

	For the Six Months Ended April 30, 2014 (Unaudited)		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	557,081	$6,094,329	2,943,527	$27,769,199
Shares converted from Class B(a)	4,102	44,091	10,576	103,931
Reinvestment of distributions	213,135	2,272,021	751,842	6,751,544
Shares redeemed	(1,361,863)	(14,964,418)	(18,647,168)	(178,420,646)
	(587,545)	(6,553,977)	(14,941,223)	(143,795,972)
Class B Shares
Shares sold	3,496	38,280	4,432	43,113
Shares converted to Class A(a)	(4,126)	(44,091)	(10,664)	(103,931)
Reinvestment of distributions	3,037	32,250	6,687	59,782
Shares redeemed	(35,954)	(390,235)	(111,982)	(1,085,097)
	(33,547)	(363,796)	(111,527)	(1,086,133)
Class C Shares
Shares sold	29,475	319,722	33,474	326,046
Reinvestment of distributions	5,864	61,859	7,377	65,731
Shares redeemed	(27,271)	(293,576)	(96,554)	(910,697)
	8,068	88,005	(55,703)	(518,920)
Institutional Shares
Shares sold	7,587,495	85,372,531	35,951,844	349,612,138
Reinvestment of distributions	2,634,973	28,747,556	2,346,076	21,583,896
Shares redeemed	(18,713,689)	(207,996,648)	(19,117,164)	(190,484,919)
	(8,491,221)	(93,876,561)	19,180,756	180,711,115
Service Shares
Shares sold	8,172	88,918	157,165	1,507,427
Reinvestment of distributions	4,316	46,355	7,351	66,527
Shares redeemed	(199,796)	(2,215,471)	(477,512)	(4,689,651)
	(187,308)	(2,080,198)	(312,996)	(3,115,697)
Class IR Shares
Shares sold	2,382	26,142	44,468	435,067
Reinvestment of distributions	1,216	12,760	517	4,577
Shares redeemed	(7,859)	(85,664)	(9,205)	(92,933)
	(4,261)	(46,762)	35,780	346,711
Class R Shares
Shares sold	5,407	57,876	867	8,376
Reinvestment of distributions	247	2,598	246	2,185
Shares redeemed	(1,712)	(18,677)	(320)	(2,907)
	3,942	41,797	793	7,654
NET INCREASE (DECREASE)	(9,291,872)	$(102,791,492)	3,795,880	$32,548,758

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Insights Fund

	For the Six Months Ended April 30, 2014 (Unaudited)		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,953,570	$94,595,169	4,782,870	$45,566,381
Reinvestment of distributions	218,400	2,232,053	100,341	802,726
Shares redeemed	(827,033)	(8,717,622)	(2,122,156)	(18,869,127)
	8,344,937	88,109,600	2,761,055	27,499,980
Class C Shares
Shares sold	826,858	8,573,114	256,792	2,479,909
Reinvestment of distributions	14,055	140,694	4,103	32,332
Shares redeemed	(15,707)	(161,406)	(33,257)	(292,641)
	825,206	8,552,402	227,638	2,219,600
Institutional Shares
Shares sold	25,025,063	265,334,424	21,486,763	195,958,498
Reinvestment of distributions	1,522,029	15,524,694	1,199,773	9,562,193
Shares redeemed	(6,049,882)	(64,282,884)	(10,479,262)	(92,855,065)
	20,497,210	216,576,234	12,207,274	112,665,626
Class IR Shares
Shares sold	1,442,088	15,335,252	348,331	3,416,621
Reinvestment of distributions	17,549	178,644	2,249	17,900
Shares redeemed	(86,575)	(913,414)	(51,893)	(474,158)
	1,373,062	14,600,482	298,687	2,960,363
NET INCREASE	31,040,415	$327,838,718	15,494,654	$145,345,569

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 11/01/13	Ending Account Value 4/30/14		Expenses Paid for the 6 Months Ended 4/30/14*	Beginning Account Value 11/01/13	Ending Account Value 4/30/14		Expenses Paid for the 6 Months Ended 4/30/14*	Beginning Account Value 11/01/13	Ending Account Value 4/30/14		Expenses Paid for the 6 Months Ended 4/30/14*
Class A
Actual	$1,000	$960.80		$7.73	$1,000	$1,046.30		$6.55	$1,000	$1,050.00		$6.66
Hypothetical 5% return	1,000	1,016.91	+	7.95	1,000	1,018.40	+	6.46	1,000	1,018.30	+	6.56
Class B
Actual	N/A	N/A		N/A	1,000	1,042.80		10.33	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,014.68	+	10.19	N/A	N/A		N/A
Class C
Actual	1,000	957.90		11.36	1,000	1,042.40		10.33	1,000	1,045.60		10.45
Hypothetical 5% return	1,000	1,013.19	+	11.68	1,000	1,014.68	+	10.19	1,000	1,014.58	+	10.29
Institutional
Actual	1,000	962.10		5.79	1,000	1,047.90		4.52	1,000	1,052.20		4.63
Hypothetical 5% return	1,000	1,018.89	+	5.96	1,000	1,020.38	+	4.46	1,000	1,020.28	+	4.56
Service
Actual	N/A	N/A		N/A	1,000	1,046.60		7.05	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.90	+	6.95	N/A	N/A		N/A
Class IR
Actual	1,000	962.60		6.52	1,000	1,047.80		5.28	1,000	1,052.00		5.39
Hypothetical 5% return	1,000	1,018.15	+	6.71	1,000	1,019.64	+	5.21	1,000	1,019.54	+	5.31
Class R(a)
Actual	1,000	1,027.80		3.00	1,000	1,045.00		7.81	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,015.72	+	9.15	1,000	1,017.16	+	7.70	N/A	N/A		N/A

(a)	Commenced operations on February 28, 2014 for the Emerging Markets Equity Insights Fund.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Emerging Markets Equity Insights	1.59%	N/A	2.34%	1.19%	N/A	1.34%	1.83%
International Equity Insights	1.29	2.04%	2.04	0.89	1.39%	1.04	1.54
International Small Cap Insights	1.31	N/A	2.06	0.91	N/A	1.06	N/A

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $935.2 billion in assets under supervision as of March 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Long Short Credit Strategies Fund[2]

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[3]
■	International Tax-Managed Equity Fund[3]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global

Equity Portfolio

■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[3]	Effective at the close of business on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds respectively.
[4]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end fund.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of April 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 131662.MF.MED.TMPL /6/2014 INTINSSAR14 / 19K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 30, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 30, 2014